                                                                    EXHIBIT 10.9

                      Southern California Chapter of the
[LOGO OF SIOR]  Society of Industrial and Office Realtors,(R) Inc.

                         INDUSTRIAL REAL ESTATE LEASE
                           (SINGLE-TENANT FACILITY)

ARTICLE ONE:   BASIC TERMS

     This Article One contains the Basic Terms of this Lease between the Landlord and Tenant named below. Other Articles, Sections and Paragraphs of the Lease referred to in this Article One explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     Section 1.01.  Date of Lease:  August 4, 2000

     Section 1.02. Landlord (include legal entity): MAJESTIC REALTY CO., a California corporation and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation Address of Landlord: 13191 Crossroads Parkway North, Sixth Floor
                     City of Industry, California 91746-3497

     Section 1.03. Tenant (include legal entity): ALADDIN MANUFACTURING CORPORATION, a Delaware corporation
Address of Tenant:   160 South Imperial Boulevard
                     Calhoun, Georgia 30701
                     Attn: Salvatore J. Perillo, Esq.

     Section 1.04. Property: (include street address, approximate square footage and description) that approximately 100,000 square foot building more commonly known as 14720 East Alondra Boulevard, La Mirada, California as outlined in red on Exhibit "A", subject to the non-exclusive use of such area outlined in green.
________________________________________________________________________________

     Section 1.05.  Lease Term:   6    years   1 1/2   months beginning on
October 15, 2000 or such other date as is specified in this Lease, and ending on November 30, 2006

     Section 1.06. Permitted Uses: (See Article Five) Only for distribution and warehousing of hard surface flooring, carpet and related products including general office and administrative office.

     Section 1.07. Tenant's Guarantor: (If none, so state) Mohawk Industries, Inc., a Delaware corporation

     Section 1.08. Brokers: (See Article Fourteen) (If none, so state) Landlord's Broker: MAJESTIC REALTY CO.
Tenant's Broker:    LEE & ASSOCIATES - NEWPORT BEACH, INC.

     Section 1.09. Commission Payable to Landlord's Broker: (See Article Fourteen) $ per separate agreement

     Section 1.10.  Initial Security Deposit: (See Section 3.03) $ 42,000.00

     Section 1.11.  Vehicle Parking Spaces Allocated to Tenant: per Exhibit "A"

     Section 1.12.  Rent and Other Charges Payable by Tenant:

     (a)  BASE RENT: FORTY-TWO THOUSAND AND NO/100 ____________________ Dollars
($42,000.00) per month for the first  thirty (30)   months, as provided in
Section 3.01, and shall be increased on the first day of the thirty-first (31st) month(s) after the Commencement Date, either (i) as provided in Section 3.02, or
(ii) to FORTY-FIVE THOUSAND AND NO/100 DOLLARS ($ 45,000.00). _________________________. (If (ii) is completed, then (i) and Section 3.02 are inapplicable.)

     (b)  OTHER PERIODIC PAYMENTS: (i) Real Property Taxes (See Section 4.02);
(ii) Utilities (See Section 4.03); (iii) Insurance Premiums (See Section 4.04);
(iv) Impounds for Insurance Premiums and Property Taxes (See Section 4.07); (v) Maintenance, Repairs and Alterations (See Article Six).

     Section 1.13.  Landlord's Share of Profit on Assignment or Sublease: (See
Section 9.05)    fifty       percent (    50     %) of the Profit (the
"Landlord's Share").

     Section 1.14. Riders: The following Riders are attached to and made a part of this Lease: (If none, so state)

Addendum pages 1 through 9, Option to Extend Term Lease Rider, and Exhibits "A",
--------------------------------------------------------------------------------
"B", "C", "D", "E" and "F".
--------------------------------------------------------------------------------
________________________________________________________________________________


(C) 1988 Southern California Chapter
         of the Society of Industrial  [LOGO OF SIOR]
         and Office Realtors,(R) Inc.      (Single-Tenant Net Form)     14720 E. Alondra Blvd., La Mirada, CA
                                                                                       [ALADDIN MANUFACTURING
                                                                                                 CORPORATION]

ARTICLE TWO: LEASE TERM

     Section 2.01. Lease of Property For Lease Term. Landlord leases the Property to Tenant and Tenant leases the Property from Landlord for the Lease Term. The Lease Term is for the period stated in Section 1.05 above and shall begin and end on the dates specified in Section 1.05 above, unless the beginning or end of the Lease Term is changed under any provision of this Lease. The "Commencement Date" shall be the date specified in Section 1.05 above for the beginning of the Lease Term, unless advanced or delayed under any provision of this Lease.

     Section 2.02. Delay in Commencement. Landlord shall not be liable to Tenant if Landlord does not deliver possession of the Property to Tenant on the Commencement Date. Landlord's non-delivery of the Property to Tenant on that date shall not affect this Lease or the obligations of Tenant under this Lease except that the Commencement Date shall be delayed until Landlord delivers possession of the Property to Tenant and the Lease Term shall be extended for a period equal to the delay in delivery of possession of the Property to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month. If Landlord does not deliver possession of the Property to Tenant within sixty (60) days after the Commencement Date, Tenant may elect to cancel this Lease by giving written notice to Landlord within ten (10) days after the sixty
(60) -day period ends. If Tenant gives such notice, the Lease shall be cancelled and neither Landlord nor Tenant shall have any further obligations to the other. If Tenant does not give such notice, Tenant's right to cancel the Lease shall expire and the Lease Term shall commence upon the delivery of possession of the Property to Tenant. If delivery of possession of the Property to Tenant is delayed, Landlord and Tenant shall, upon such delivery, execute an amendment to this Lease setting forth the actual Commencement Date and expiration date of the Lease. Failure to execute such amendment shall not affect the actual Commencement Date and expiration date of the Lease.

     Section 2.03. Early Occupancy. If Tenant occupies the Property prior to the Commencement Date, Tenant's occupancy of the Property shall be subject to all of the provisions of this Lease. Early occupancy of the Property shall not advance the expiration date of this Lease. Tenant shall pay Base Rent and all other charges specified in this Lease for the early occupancy period.

     Section 2.04. Holding Over. Tenant shall vacate the Property upon the expiration or earlier termination of this Lease. Tenant shall reimburse Landlord for and indemnify Landlord against all damages which Landlord incurs from Tenant's delay in vacating the Property. If Tenant does not vacate the Property upon the expiration or earlier termination of the Lease and Landlord thereafter accepts rent from Tenant, Tenant's occupancy of the Property shall be a "month -to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, except that the Base Rent then in effect shall be increased by twenty-five percent (25%).

  Section 2.05 See Addendum

  Section 2.06 See Addendum

ARTICLE THREE: BASE RENT

     Section 3.01. Time and Manner of Payment. Upon execution of this Lease, Tenant shall pay Landlord the Base Rent in the amount stated in Paragraph 1.12(a) above for the first month of the Lease Term. On the first day of the second month of the Lease Term and each month thereafter, Tenant shall pay Landlord the Base Rent, in advance, without offset, deduction of prior demand. The Base Rent shall be payable at Landlord's address or at such other place as Landlord may designate in writing.

     Section 3.02. Cost of Living Increases.

(C) 1988  Southern California Chapter
          of the Society of Industrial [LOGO OF SIOR]
          and Office Realtors,(R)Inc.      (Single-Tenant Net Form)          14720 E. Alondra Blvd., La Mirada, CA
                                                                                            [ALADDIN MANUFACTURING
                                                                                                      CORPORATION]

     Section 3.03.  Security Deposit; Increases.

     (a) Upon the execution of this Lease, Tenant shall deposit with Landlord a cash Security Deposit in the amount set forth in Section 1.10 above. Landlord may apply all or part of the Security Deposit to any unpaid rent or other charges due from Tenant or to cure any other defaults of Tenant. If Landlord uses any part of the Security Deposit, Tenant shall restore the Security Deposit to its full amount within ten (10) days after Landlord's written request. Tenant's failure to do so shall be a material default under this Lease. No interest shall be paid on the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts and no trust relationship is created with respect to the Security Deposit.

     (b) Each time the Base Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security Deposit to an amount which bears the same relationship to the adjusted Base Rent as the initial Security Deposit bore to the initial Base Rent.

     Section 3.04. Termination; Advance Payments. Upon termination of this Lease under Article Seven (Damage or Destruction), Article Eight (Condemnation) or any other termination not resulting from Tenant's default, and after Tenant has vacated the Property in the manner required by this Lease, Landlord shall refund or credit to Tenant (or Tenant's successor) the unused portion of the Security Deposit, any advance rent or other advance payments made by Tenant to Landlord, and any amounts paid for real property taxes and other reserves which apply to any time periods after termination of the Lease.


ARTICLE FOUR: OTHER CHARGES PAYABLE BY TENANT

     Section 4.01. Additional Rent. All charges payable by Tenant other than Base Rent are called "Additional Rent." Unless this Lease provides otherwise, Tenant shall pay all Additional Rent then due with the next monthly installment of Base Rent. The term "rent" shall mean Base Rent and Additional Rent.

     Section 4.02.  Property Taxes.

     (a) Real Property Taxes. Tenant shall pay all real property taxes on the Property (including any fees, taxes or assessments against, or as a result of, any tenant improvements installed on the Property by or for the benefit of Tenant) during the Lease Term. Subject to Paragraph 4.02(c) and Section 4.07 below, such payment shall be made at least ten (10) days prior to the delinquency date of the taxes (provided Landlord delivers copies of the applicable tax bill to Tenant at least thirty (30) days prior to the delinquency date). Within such ten (10) -day period, Tenant shall furnish Landlord with satisfactory evidence that the real property taxes have been paid. Landlord shall reimburse Tenant for any real property taxes paid by Tenant covering any period of time prior to or after the Lease Term within ten (10) days of invoice therefor. If Tenant fails to pay the real property taxes when due, Landlord may pay the taxes and Tenant shall reimburse Landlord for the amount of such tax payment as Additional Rent. Alternatively, Landlord may elect to bill Tenant in advance for such taxes and Tenant shall pay Landlord the amount of such taxes, as Additional Rent, at least ten (10) days prior to delinquency. Landlord shall pay such taxes prior to delinquency provided Tenant has timely made such payments to Landlord. Any penalty caused by Tenant's failure to timely make such payments (provided Landlord has timely delivered the applicable tax bill to Tenant at least thirty (30) days prior to the delinquency date) shall also be Additional Rent owed by Tenant immediately upon demand.

     (b) Definition of "Real Property Tax." "Real property tax" means: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax on the Landlord's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction or based upon a re-assessment of the Property due to a change of ownership, as defined by applicable law, or other transfer of all or part of Landlord's interest in the Property; and (v) any charge or fee replacing any tax previously included within the definition of real property tax. "Real property tax" does not, however, include Landlord's federal or state income, franchise, inheritance or estate taxes.

     (c) Joint Assessment. If the Property is not separately assessed, Landlord shall reasonably determine Tenant's share of the real property tax payable by Tenant under Paragraph 4.02(a) from the assessor's worksheets or other reasonably available information. Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     (d)  Personal Property Taxes.

          (i) Tenant shall pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Tenant. Tenant shall try to have personal property taxed separately from the Property.

          (ii) If any of Tenant's personal property is taxed with the Property, Tenant shall pay Landlord the taxes for the personal property within fifteen (15) days after Tenant receives a written statement from Landlord for such personal property taxes.

     (e) Tenant's Right to Contest Taxes. Tenant may attempt to have assessed valuation of the Property reduced or may initiate proceedings to contest the real property taxes. If required by law, Landlord shall join in the proceedings brought by Tenant. However, Tenant shall pay all costs of the proceedings, including any costs or fees incurred by Landlord. Upon the final determination of any proceeding or contest, Tenant shall immediately pay the real property taxes due, together with all costs, charges, interest and penalties incidental to the proceedings. If Tenant does not pay the real property taxes when due and contests such taxes, Tenant shall not be in default under this Lease for nonpayment of such taxes if Tenant deposits funds with Landlord or opens an interest-bearing account reasonably acceptable to Landlord in the joint names of Landlord and Tenant. The amount of such deposit shall be sufficient to pay the real property taxes plus a reasonable estimate of the interest, costs, charges and penalties which may accrue if the Tenant's action is unsuccessful, less any applicable tax impounds previously paid by Tenant to Landlord. The deposit shall be applied to the real property taxes due, as determined at such proceedings. The real property taxes shall be paid under protest from such deposit if such payment under protest is necessary to prevent the Property from being sold under a "tax sale" or similar enforcement proceeding. See Addendum Section 4.02(e)

(C) 1988  Southern California Chapter
          of the Society of Industrial [LOGO OF SIOR]
          and Office Realtors,(R) Inc.     (Single-Tenant Net Form)                    14720 E. Alondra Blvd., La Miranda, CA
                                                                                                      [ALADDIN MANUFACTURING
                                                                                                                CORPORATION]

     Section 4.03. Utilities. Tenant shall pay, directly to the appropriate supplier, the cost of all natural gas, heat, light, power, sewer service, telephone, water, refuse disposal and other utilities and services supplied to the Property. However, if any services or utilities are jointly metered with other property, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such share to Landlord within fifteen (15) days after receipt of Landlord's written statement.

     Section 4.04. Insurance Policies.

     (a) Liability Insurance. During the Lease Term, Tenant shall maintain a policy of commercial general liability insurance (sometimes known as broad form comprehensive general liability insurance) insuring Tenant against liability for bodily injury, property damage (including loss of use of property) and personal injury arising out of the operation, use or occupancy of the Property. Tenant shall name Landlord as an additional insured under such policy. The initial amount of such insurance shall be Three Million Dollars ($3,000,000.00) per occurrence and shall be subject to periodic increase based upon inflation, increased liability awards, recommendation of Landlord's professional insurance advisers and other relevant factors. The liability insurance obtained by Tenant under this Paragraph 4.04(a) shall (i) be primary and non-contributing; (ii) contain cross-liability endorsements; and (iii) insure Landlord against Tenant's performance under Section 5.05, if the matters giving rise to the indemnity under Section 5.05 result from the negligence of Tenant. The amount and coverage of such insurance shall not limit Tenant's liability nor relieve Tenant of any other obligation under this Lease. Landlord may also obtain comprehensive public liability insurance in an amount and with coverage determined by Landlord insuring Landlord against liability arising out of ownership, operation, use or occupancy of the Property. The policy obtained by Landlord shall not be contributory and shall not provide primary insurance.

     (b) Property and Rental Income Insurance. During the Lease Term, Landlord shall maintain policies of insurance covering loss of or damage to the Property in the full amount of its replacement value. Such policy shall contain an Inflation Guard Endorsement and shall provide protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), sprinkler leakage and any other perils which Landlord deems reasonably necessary. Landlord shall have the right to obtain flood and earthquake insurance if required by any lender holding a security interest in the Property. Landlord shall not obtain insurance for Tenant's fixtures or equipment or building improvements installed by Tenant on the Property. During the Lease Term, Landlord shall also maintain a rental income insurance policy, with loss payable to Landlord, in an amount equal to one year's Base Rent, plus estimated real property taxes and insurance premiums. Tenant shall be liable for the payment of any deductible amount under Landlord's or Tenant's insurance policies maintained pursuant to this Section 4.04; provided however Landlord's insurance deductible shall not exceed Ten Thousand Dollars ($10,000). Tenant shall not do or permit anything to be done which invalidates any such insurance policies.

     (c) Payment of Premiums. Subject to Section 4.07, Tenant shall pay all premiums for the insurance policies described in Paragraphs 4.04(a) and (b) (whether obtained by Landlord or Tenant) within fifteen (15) days after Tenant's receipt of a copy of the premium statement or other evidence of the amount due, except Landlord shall pay all premiums for non-primary comprehensive public liability insurance which Landlord elects to obtain as provided in Paragraph 4.04(a). If insurance policies maintained by Landlord cover improvements on real property other than the Property, Landlord shall deliver to Tenant a statement of the premium applicable to the Property showing in reasonable detail how Tenant's share of the premium was computed. If the Lease Term expires before the expiration of an insurance policy maintained by Landlord, Tenant shall be liable for Tenant's prorated share of the insurance premiums. Before the Commencement Date, Tenant shall deliver to Landlord a copy of any policy of insurance which Tenant is required to maintain under this
Section 4.04. At least thirty (30) days prior to the expiration of any such policy, Tenant shall deliver to Landlord a renewal of such policy. As an alternative to providing a policy of insurance, Tenant shall have the right to provide Landlord a certificate of insurance, executed by an authorized officer of the insurance company, showing that the insurance which Tenant is required to maintain under this Section 4.04 is in full force and effect. Prior to the Commencement Date, Landlord shall provide to Tenant a certificate of Landlord's insurance as set forth in Section 4.04(b).

     (d)  General Insurance Provisions.

          (i) Any insurance which the parties are required to maintain under this Lease shall include a provision which requires the insurance carrier to give the other party not less than thirty (30) days' written notice prior to any cancellation or modification of such coverage.

          (ii) If Tenant fails to deliver any policy, certificate or renewal to Landlord required under this Lease within the prescribed time period or if in any such policy is cancelled or modified during the Lease Term without Landlord's consent, Landlord may obtain such insurance, in which case Tenant shall reimburse Landlord for the cost of such insurance within fifteen (15) days after receipt of a statement that indicates the cost of such insurance.

          (iii) Landlord and Tenant shall maintain all insurance required under this Lease with companies holding a "General Policy Rating" of A-12 or better, as set forth in the most current issue of "Best Key Rating Guide". Landlord and Tenant acknowledge the insurance markets are rapidly changing and that insurance in the form and amounts described in this Section 4.04 may not be available in the future. Tenant acknowledges that the insurance described in this Section 4.04 is for the primary benefit of Landlord. If at any time during the Lease Term, Tenant is unable to maintain the insurance required under the Lease, Tenant shall nevertheless maintain insurance coverage which is customary and commercially reasonable in the insurance industry for Tenant's type of business, as that coverage may charge from time to time. Landlord makes no representation as to the adequacy of such insurance to protect Landlord's or Tenant's interests. Therefore, Tenant shall obtain any such additional property or liability insurance which Tenant deems necessary to protect Landlord and Tenant.


(C) 1988 Southern California Chapter
         of the Society of Industrial [LOGO OF SIOR]
         and Office Realtors,(R) Inc.     (Single-Tenant Net Form)                     14720 E. Alondra Blvd., La Mirada, CA
                                                                                                      [ALADDIN MANUFACTURING
                                                                                                                CORPORATION]

          (iv) Landlord and Tenant's insurance policies that are required under this Section 4.04 shall carry a waiver of subrogation. Landlord and Tenant each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents or representatives of the other, for loss of or damage to its property or the property of others under its control, if such loss or damage is covered by any insurance policy in force (whether or not described in this Lease) at the time of such loss or damage. Upon obtaining the required policies of insurance, Landlord and Tenant shall give notice to the insurance carriers of this mutual waiver of subrogation.

     Section 4.05. Late Charges. Tenant's failure to pay rent promptly may cause Landlord to incur unanticipated costs. The exact amount of such costs are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the Property. Therefore, if Landlord does not receive any rent payment within ten
(10) days after it becomes due, Tenant shall pay Landlord a late charge equal to ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of such late payment. Notwithstanding the foregoing, Tenant shall have the one-time right within each twelve (12) month period to receive written notification of Tenant's failure to pay rent before the above referenced interest charge shall be due.

     Section 4.06. Interest on Past Due Obligations. Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

     Section 4.07. Impounds for Insurance Premiums and Real Property Taxes. If requested by any ground lessor or lender to whom Landlord has granted a security interest in the Property, or if Tenant is more than ten (10) days late in the payment of rent more than once in any consecutive twelve (12) -month period, Tenant shall pay Landlord a sum equal to one-twelfth (1/12) of the annual real property taxes and insurance premiums payable by Tenant under this Lease, together with each payment of Base Rent. Landlord shall hold such payments in a non-interest bearing impound account. If unknown, Landlord shall reasonably estimate the amount of real property taxes and insurance premiums when due. Tenant shall pay any deficiency of funds in the impound account to Landlord upon written request. If Tenant defaults under this Lease, Landlord may apply any funds in the impound account to any obligation then due under this Lease.

ARTICLE FIVE: USE OF PROPERTY

     Section 5.01. Permitted Uses. Tenant may use the Property only for the Permitted Uses set forth in Section 1.06 above.

     Section 5.02. Manner of Use. Tenant shall not cause or permit the Property to be used in any way which constitutes a violation of any law, ordinance, or governmental regulation or order, which annoys or interferes with the rights of other tenants of Landlord, or which constitutes a nuisance or waste. Tenant shall obtain and pay for all permits, including a Certificate of Occupancy, required specifically for Tenant's occupancy and use of the Property and shall promptly take all actions necessary to comply with all applicable statutes, ordinances, rules, regulations, orders and requirements regulating the use by Tenant of the Property, including the Occupational Safety and Health Act.

     See Addendum 5.02

     See Addendum 5.03

     Section 5.04. Signs and Auctions. Tenant shall not place any signs on the Property without Landlord's prior written consent. Tenant shall not conduct or permit any auctions or sheriff's sales at the Property.

     See Addendum 5.04

(C) 1988  Southern California Chapter
          of the Society of Industrial [LOGO OF SIOR]
          and Office Realtors,(R) Inc.     (Single-Tenant Net Form)                       14720 E. Alondra Blvd., La Mirada, CA
                                                                                                         [ALADDIN MANUFACTURING
                                                                                                                    CORPORATION]

     Section 5.05. Indemnity. Tenant shall indemnify Landlord against and hold Landlord harmless from any and all costs, claims or liability arising from: (a) Tenant's use of the Property; (b) the conduct of Tenant's business or anything else done or permitted by Tenant to be done in or about the Property, including any contamination of the Property or any other property resulting from the presence or use of Hazardous Material caused or permitted by Tenant; (c) any breach or default in the performance of Tenant's obligations under this Lease;
(d) any misrepresentation or breach of warranty by Tenant under this Lease; or
(e) other acts or omissions of Tenant. Tenant shall defend landlord against any such cost, claim or liability at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election. Tenant shall reimburse Landlord for any reasonable legal fees or costs incurred by Landlord in connection with any such claim. As a material part of the consideration to Landlord, Tenant assumes all risk of damage to property or injury to persons in or about the Property arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except for any claim arising out of Landlord's active negligence or willful misconduct. As used in this Section, the term "Tenant" shall include Tenant's employees, agents, contractors and invitees, if applicable. See Addendum Section 5.05

     Section 5.06. Landlord's Access. Landlord or its agents may enter the Property at all reasonable times to show the Property to potential buyers, investors or tenants or other parties; to do any other act or to inspect and conduct tests in order to monitor Tenant's compliance with all applicable environmental laws and all laws governing the presence and use of Hazardous Material; or for any other purpose Landlord deems necessary. Landlord shall give Tenant prior notice of such entry, except in the case of an emergency. Landlord may place customary "For Sale" or "For Lease" signs on the Property.

     Section 5.07. Quiet Possession. If Tenant pays the rent and complies with all other terms of this Lease, Tenant may occupy and enjoy the Property for the full Lease Term, subject to the provisions of this Lease.

ARTICLE SIX: CONDITION OF PROPERTY; MAINTENANCE, REPAIRS AND ALTERATIONS

     Section 6.01. Existing Conditions. Subject to the Substantial Completion of the Tenant Improvements, Tenant accepts the Property in its condition as of the execution of the Lease, subject to all recorded matters, laws, ordinances, and governmental regulations and orders. Except as provided herein, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation as to the condition of the Property or the suitability of the Property for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of and inquiry regarding the condition of the Property and is not relying on any representations of Landlord or any Broker with respect thereto.

     Section 6.02. Exemption of Landlord from Liability. Landlord shall not be liable for any damage or injury to the person, business (or any loss of income therefrom), goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers or any other person in or about the Property, whether such damage or injury is caused by or results from: (a) fire, steam, electricity, water, gas or rain; (b) the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or any other cause; (c) conditions arising in or about the Property or from other sources or places; or (d) any act or omission of any other tenant of Landlord. Landlord shall not be liable for any such damage or injury even though the cause of or the means of repairing such damage or injury are not accessible to Tenant. The provisions of this Section 6.02 shall not, however, exempt Landlord from liability for Landlord's gross negligence or willful misconduct.

     Section 6.03. Landlord's Obligations.

     See Addendum Section 6.03

     Section 6.04. Tenant's Obligations.

     (a) Except as provided in Article Seven (Damage or Destruction) and Article Eight (Condemnation), Tenant shall keep all portions of the Property (including structural, nonstructural, interior, exterior, portions, systems and equipment) in good order, condition and repair (including interior repainting and refinishing, as needed). If any portion of the Property or any system or equipment in the Property which Tenant is obligated to repair cannot be fully repaired or restored, Tenant shall promptly replace such portion of the Property or system or equipment in the Property, regardless of whether the benefit of such replacement extends beyond the Lease Term; but if the benefit or useful life of such replacement extends beyond the Lease Term (as such term is extended by exercise of any options), the useful life of such replacement shall be prorated over the remaining portion of the Lease Term (as extended), and Tenant shall be liable only for that portion of the cost which is applicable to the Lease Term (as extended). Tenant shall maintain a preventive maintenance contract providing for the regular inspection and maintenance of the heating and air conditioning system by a licensed heating and air conditioning contractor. If any part of the Property is damaged by any act or omission of Tenant, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property. It is the intention of Landlord and Tenant that at all times Tenant shall maintain the portions of the Property which Tenant is obligated to maintain in an attractive, first-class and fully operative condition.

     (b) Tenant shall fulfil all of Tenant's obligations under this Section 6.04 at Tenant's sole expense. If Tenant fails to maintain, repair or replace the Property as required by this Section 6.04, Landlord may, upon ten (10) days' prior notice to Tenant (except that no notice shall be required in the case of an emergency), enter the Property and perform such maintenance or repair (including replacement, as needed) on behalf of Tenant. In such case, Tenant shall reimburse Landlord for all reasonable costs incurred in performing such maintenance or repair immediately upon demand.

(c) 1988  Southern California Chapter
          of the Society of Industrial [LOGO OF SIOR]
          and Office Realtors,(R) INC.      (Single-Tenant Net Form)            14720 E. Alondra Blvd., La Mirada, CA
                                                                                               [ALADDIN MANUFACTURING
                                                                                                         CORPORATION]

     Section 6.05. Alterations, Additions, and Improvements.

     (a) Tenant shall not make any alterations, additions, or improvements to the Property without Landlord's prior written consent, except for non-structural alterations which do not exceed Ten Thousand Dollars ($10,000) in cost cumulatively over the Lease Term and which are not visible from the outside of any building of which the Property is part. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any alterations, additions, or improvements constructed in violation of this Paragraph 6.05(a) upon Landlord's written request. All alterations, additions, and improvements shall be done in a good and workmanlike manner, in conformity with all applicable laws and regulations, and by a contractor approved by Landlord. Upon completion of any such work, Tenant shall provide Landlord with "as built" plans, copies of all construction contracts, and proof of payment for all labor and materials.

     (b) Tenant shall pay when due all claims for labor and material furnished to the Property. Tenant shall give Landlord at least twenty (20) days' prior written notice of the commencement of any work on the Property, regardless of whether Landlord's consent to such work is required. Landlord may elect to record and post notices of non-responsibility on the Property.

     Section 6.06. Condition upon Termination. Upon the termination of the Lease, Tenant shall surrender the Property to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. However, Tenant shall not be obligated to repair any damage which Landlord is required to repair under Article Seven (Damage or Destruction). In addition, Landlord may require Tenant to remove any alterations, additions or improvements (whether or not made with Landlord's consent) prior to the expiration of the Lease and to restore the Property to its prior condition, all at Tenant's expense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease, except that Tenant may remove any of Tenant's trade fixtures, furniture, machinery or equipment which can be removed without material damage to the Property. Tenant shall repair, at Tenant's expense, any damage to the Property caused by the removal of any such machinery or equipment. In no event, however, shall Tenant remove any of the following materials or equipment (which shall be deemed Landlord's property) without Landlord's prior written consent: any power wiring or power panels; lighting or lighting fixtures; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any other heating or air conditioning equipment; fencing or security gates; or other similar building operating equipment and decorations.

     See Addendum Section 6.06

ARTICLE SEVEN: DAMAGE OR DESTRUCTION

     Section 7.01. Partial Damage to Property.

     (a) Tenant shall notify Landlord in writing immediately upon the occurrence of any damage to the Property. If the Property is only partially damaged (i.e., less than fifty percent (50%) of the Property is untenantable as a result of such damage or less than fifty percent (50%) of Tenant's operations are materially impaired) and if the proceeds received by Landlord from the insurance policies described in Paragraph 4.04(b) are sufficient to pay for the necessary repairs, this Lease shall remain in effect and Landlord shall use commercially reasonable efforts to repair the damage as soon as reasonably possible.
Landlord may elect (but is not required) to repair any damage to Tenant's fixtures, equipment, or improvements.

     (b) If the insurance proceeds received by Landlord are not sufficient to pay the entire cost of repair, or if the cause of the damage is not covered by the insurance policies which Landlord maintains under Paragraph 4.04(b), Landlord may elect either to (i) use commercially reasonable efforts to repair the damage as soon as reasonably possible, in which case this Lease shall remain in full force and effect, or (ii) terminate this Lease as of the date the damage occurred. Landlord shall notify Tenant within thirty (30) days after receipt of notice of the occurrence of the damage whether Landlord elects to repair the damage or terminate the Lease. If Landlord elects to repair the damage, Tenant shall pay Landlord the "deductible amount" (if any) under Landlord's insurance policies and, if the damage was due to an act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, the difference between the actual cost of repair and any insurance proceeds received by Landlord. If Landlord elects to terminate this Lease, Tenant may elect to continue this Lease in full force and effect, in which case Tenant shall repair any damage to the Property and any building in which the Property is located. Tenant shall pay the cost of such repairs, except that upon satisfactory completion of such repairs, Landlord shall deliver to Tenant any insurance proceeds received by Landlord for the damage repaired by Tenant. Tenant shall give Landlord written notice of such election within ten (10) days after receiving Landlord's termination notice.

     (c) If the damage to the Property either (i) requires more than one (1) year to repair or (ii) occurs during the last six (6) months of the Lease Term and such damage will require more than thirty (30) days to repair, either Landlord or Tenant may elect to terminate this Lease as of the date the damage occurred, regardless of the sufficiency of any insurance proceeds. The party electing to terminate this Lease shall give written notification to the other party of such election within thirty (30) days after Tenant's notice to Landlord of the occurrence of the damage.

(C) 1988 Southern California Chapter
         of the Society of Industrial [LOGO OF SIOR]
         and Office Realtors,(R) Inc.     (Single-Tenant Net Form)          14720 E. Alondra Blvd., La Mirada, CA
                                                                                           [ALADDIN MANUFACTURING
                                                                                                     CORPORATION]

     Section 7.02. Substantial or Total Destruction. If the Property is substantially or totally destroyed by any cause whatsoever (i.e., the damage to the Property is greater than partial damage as described in Section 2.01), and regardless of whether Landlord receives any insurance proceeds, this Lease shall terminate the later of the (i) date the destruction occurred and (ii) the date Tenant ceases to do business at the Property. Notwithstanding the preceding sentence, if the Property can be rebuilt within six (6) months after the date of destruction, Landlord may elect to rebuild the Property at Landlord's own expense, in which case this Lease shall remain in full force and effect. Landlord shall notify Tenant of such election within thirty (30) days after Tenant's notice of the occurrence of total or substantial destruction. If Landlord so elects, Landlord shall rebuild the Property at Landlord's sole expense, except that if the destruction was caused by an act or omission of Tenant. Tenant shall pay Landlord the difference between the actual cost of rebuilding and any insurance proceeds received by Landlord.

     Section 7.03. Temporary Reduction of Rent. If the Property is destroyed or damaged and Landlord or Tenant repairs or restores the Property pursuant to the provisions of this Article Seven, any rent payable during the period of such damage, repair and/or restoration shall be reduced according to the degree, if any, to which Tenant's use of the Property is impaired. Except for such possible reduction in Base Rent, insurance premiums and real property taxes, Tenant shall not be entitled to any compensation, reduction, or reimbursement from Landlord as a result of any damage, destruction, repair, or restoration of or to the Property.

     Section 7.04. Waiver. Tenant waives the protection of any statute, code or judicial decision which grants a tenant the right to terminate a lease in the event of the substantial or total destruction of the leased property. Tenant agrees that the provisions of Section 7.02 above shall govern the rights and obligations of Landlord and Tenant in the event of any substantial or total destruction to the Property.

ARTICLE EIGHT: CONDEMNATION

     If all or any portion of the Property is taken under the power of eminent domain or sold under the threat of that power (all of which are called "Condemnation"), this Lease shall terminate as to the part taken or sold on the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of the building in which the Property is located, or which is located on the Property, is taken, or any portion of the Property or appurtenant common areas and/or the access roads to the Property are taken such that such taking normally adversely affects Tenant's access to the Property, either Landlord or Tenant may terminate this Lease as of the date the condemning authority takes title or possession, by delivering written notice to the other within ten (10) days after receipt of written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority takes title or possession). If neither Landlord nor Tenant terminates this Lease, this Lease shall remain in effect as to the portion of the Property not taken, except that the Base Rent and Additional Rent shall be reduced in proportion to the reduction in the floor area of the Property. Any Condemnation award or payment shall be distributed in the following order: (a) first, to any ground lessor, mortgagee or beneficiary under a deed of trust encumbering the Property, the amount of its interest in the Property; (b) second, to Tenant, only the amount of any award specifically designated for loss of or damage to Tenant's trade fixtures or removable personal property; and (c) third, to Landlord's, the remainder of such award, whether as compensation for reduction in the value of the leasehold, the taking of the fee, or otherwise. If this Lease is not terminated, Landlord shall repair any damage to the Property caused by the Condemnation, except that Landlord shall not be obligated to repair any damage for which Tenant has been reimbursed by the condemning authority. If the severance damages received by Landlord are not sufficient to pay for such repair, Landlord shall have the right to either terminate this Lease or make such repair at Landlord's expense.

     See Addendum Section 8.01

ARTICLE NINE: ASSIGNMENT AND SUBLETTING

     Section 9.01. Landlord's Consent Required. No portion of the Property or of Tenant's interest in this Lease may be acquired by any other person or entity, whether by sale, assignment, mortgage, sublease, transfer, operation of law, or act of Tenant, without Landlord's prior written consent, except as provided in
Section 9.02 below. Landlord has the right to grant or withhold its consent as provided in Section 9.05 below. Any attempt transfer without consent shall be void and shall constitute a none-curable breach of this Lease. If Tenant is a partnership, any cumulative transfer of more than twenty percent (20%) of the partnership interests shall require Landlord's consent. If Tenant is a corporation, any change in the ownership of a controlling interest of the voting stock of the corporation shall require Landlord's consent.

     Section 9.02. See Addendum Section 9.02

     Section 9.03. No Release of Tenant. No transfer permitted by this Article Nine, whether with or without Landlord's consent, shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Article Nine. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant's liability under this Lease.

(C) 1988 Southern California Chapter
         of the Society of Industrial  [LOGO OF SIOR]
         and Office Realtors,(R) Inc.      (Single-Tenant Net Form)
                                                                                    14720 E. Alondra Blvd., La Mirada, CA
                                                                                                   [ALADDIN MANUFACTURING
                                                                                                              CORPORATION]

     Section 9.05.  Landlord's Consent.

     (a) Tenant's request for consent to any transfer described in Section 9.01 shall set forth in writing the details of the proposed transfer, including the name, business and financial condition of the prospective transferee, financial details of the proposed transfer (e.g., the term of and the rent and security deposit payable under any proposed assignment or sublease), and any other information Landlord deems relevant. Landlord shall have the right to withhold consent, if reasonable, or to grant consent, based on the following factors: (i) the business of the proposed assignee or subtenant and the proposed use of the Property; (ii) the net worth and financial reputation of the proposed assignee or subtenant; (iii) Tenant's compliance with all of its obligations under the
Lease: and (iv) such other factors as Landlord may reasonably deem relevant. If Landlord objects to a proposed assignment solely because of the net worth and/or financial reputation of the proposed assignee, Tenant may nonetheless sublease (but not assign), all or a portion of the Property to the proposed transferee, but only on the other terms of the proposed transfer.

     (b)  If Tenant assigns or subleases, the following shall apply:

          (i) Tenant shall pay to Landlord as Additional Rent under the Lease the Landlord's Share (stated in Section 1.13) of the Profit (defined below) on such transaction as and when received by Tenant, unless Landlord gives written notice to Tenant and the assignee or subtenant that Landlord's Share shall be paid by the assignee or subtenant to Landlord directly. The "Profit" means, with respect to any assignment or sublease to a party who is not a Tenant Affiliate. (A) all amounts paid to Tenant for such assignment or sublease, including "key" money, monthly rent in excess of the monthly rent payable under the Lease, and all fees and other consideration paid for the assignment or sublease, including fees under any collateral agreements, less (B) costs and expenses directly incurred by Tenant in connection with the execution and performance of such assignment or sublease for real estate broker's commissions and costs of renovation or construction of tenant improvements required under such assignment or sublease. Tenant is entitled to recover such costs and expenses before Tenant is obligated to pay the Landlord's Share to Landlord. The Profit in the case of a sublease of less than all the Property is the rent allocable to the subleased space as a percentage on a square footage basis.

          (ii) Tenant shall provide Landlord a written statement certifying all amounts to be paid from any assignment or sublease of the Property within thirty (30) days after the transaction documentation is signed, and Landlord may inspect Tenant's books and records to verify the accuracy of such statement. On written request, Tenant shall promptly furnish to Landlord copies of all the transaction documentation, all of which shall be certified by Tenant to be complete, true and correct. Landlord's receipt of Landlord's Share shall not be a consent to any further assignment or subletting. The breach of Tenant's obligation under this Paragraph 9.05(b) shall be a material default of the Lease.

     (c) If Landlord elects to terminate this Lease pursuant to Section 9.05(a), Landlord may, if it elects, enter into a new lease covering the Property with the intended assignee or sublessee on such terms as Landlord and such person may agree or enter into a new lease covering the Property with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, Tenant shall have no further obligation to Landlord hereunder, except for matters occurring or obligations arising hereunder prior to the date of such termination.

     Section 9.06. No Merger. No merger shall result from Tenant's sublease of the Property under this Article Nine, Tenant's surrender of this Lease or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord under any or all subtenancies.

  ARTICLE TEN: DEFAULTS; REMEDIES

     Section 10.01. Covenants and Conditions. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Property is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

     Section 10.02. Defaults.  Tenant shall be in material default under this
Lease:

     (a) If Tenant abandons the Property or if Tenant's vacation of the Property results in the cancellation of any insurance described in Section 4.04;

     (b)  If Tenant fails to pay rent or any other charge when due; See Addendum
Section 10.02(b)

     (c) If Tenant fails to perform any of Tenant's non-monetary obligations under this Lease for a period of thirty (30) days after written notice from Landlord; provided that if more than thirty (30) days are required to complete such performance, Tenant shall not be in default if Tenant commences such performance within the thirty (30) -day period and thereafter diligently pursues its completion. However, Landlord shall not be required to give such notice if, Tenant's failure to perform constitutes a non-curable breach of this Lease. The notice required by this Paragraph is intended to satisfy any and all notice requirements imposed by law on Landlord and is not in addition to any such requirement.

     (C)  1998 Southern California Chapter
               of the Society of Industrial [LOGO OF SIOR]
               and Office Realtors,(R) Inc.     (Single-Tenant Net Form)           14720 E. Alondra Blvd., La Mirada, CA
                                                                                                  [ALADDIN MANUFACTURING
                                                                                                            CORPORATION]

     (d) (i) If Tenant makes a general assignment or general arrangement for the benefit of creditors; (ii) if a petition for adjudication of bankruptcy or for reorganization or rearrangement is filed by or against Tenant and is not dismissed within thirty (30) days; (iii) if a trustee or receiver is appointed to take possession of substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease and possession is not restored to Tenant within (30) days; or (iv) if substantially all of Tenant's assets located at the Property or of Tenant's interest in this Lease is subjected to attachment, execution or other judicial seizure which is not discharged within thirty (30) days. If a court of competent jurisdiction determines that any of the acts described in this subparagraph (d) is not a default under this Lease, and a trustee is appointed to take possession (or if Tenant remains a debtor in possession) and such trustee or Tenant transfers Tenant's interest hereunder, then Landlord shall receive, as Additional Rent, the excess, if any, of the rent (or any other consideration) paid in connection with such assignment or sublease over the rent payable by Tenant under this Lease.

     (e) If any guarantor of the Lease revokes or otherwise terminates, or purports to revoke or otherwise terminate, any guaranty of all or any portion of Tenant's obligations under the Lease. Unless otherwise expressly provided, no guaranty of the Lease is revocable.

     Section 10.03. Remedies. On the occurrence of any material default by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

     (a) Terminate Tenant's right to possession of the Property by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Property to Landlord. If Tenant shall be served with a demand for the payment of past due rent or any other charge, any payments rendered thereafter to cure any default by Tenant shall be made only by cashier's check. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including
(i) the worth at the time of the award of the unpaid Base Rent, Additional Rent and other charges which Landlord had earned at the time of the termination; (ii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Landlord would have earned after termination until the time of the award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; (iii) the worth at the time of the award of the amount by which the unpaid Base Rent, Additional Rent and other charges which Tenant would have paid for the balance of the Lease term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided: and (iv) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any reasonable costs or expenses Landlord incurs in maintaining or preserving the Property after such default, the cost of recovering possession of the Property, expenses of reletting, including necessary renovation or alteration of the Property, Landlord's reasonable attorneys' fees incurred in connection therewith, and any real estate commission paid or payable. As used in subparts (i) and (ii) above, the "worth at the time of the award" is computed by allowing interest on unpaid amounts at the rate of fifteen percent (15%) per annum, or such lesser amount as may then be the maximum lawful rate. As used in subpart (iii) above, the "worth at the time of the award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%). If Tenant has abandoned the Property, Landlord shall have the option of (i) retaking possession of the Property and recovering from Tenant the amount specified in this Paragraph 10.03(a), and/or (ii) proceeding under Paragraph 10.03(b);

     (b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Property. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due; Landlord shall have the remedy described in California Civil code Section 1951 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign subject only to reasonable limitations).

     (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Property is located.

     Section 10.04. Repayment of "Free" Rent. If this Lease provides for a postponement of any monthly rental payments, a period of "free" rent or other rent concession, such postponed rent or "free" rent is called the "Abated Rent". Tenant shall be credited with having paid all of the Abated Rent on the expiration of the Lease Term only if Tenant has fully, faithfully, and punctually performed all of Tenant's obligations hereunder, including the payment of all rent (other than the Abated Rent) and all other monetary obligations and the surrender of the Property in the physical condition required by this Lease. Tenant acknowledges that its right to receive credit for the Abated Rent is absolutely conditioned upon Tenant's full, faithful and punctual performance of its obligations under this Lease. If Tenant defaults and does not cure within any applicable grace period, the Abated Rent shall immediately become due and payable in full and this Lease shall be enforced as if there were no such rent abatement or other rent concession. In such case Abated Rent shall be calculated based on the full initial rent payable under this Lease.

     Section 10.05. Automatic Termination. Notwithstanding any other term or provision hereof to the contrary, the Lease shall terminate on the occurrence of any act which affirms the Landlord's intention to terminate the Lease as provided in Section 10.03 hereof, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all costs and fees, including reasonable attorneys' fees that Landlord incurs in connection with the filing, commencement, pursuing and/or defending of any action in any bankruptcy court or other court with respect to the Lease; the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant; or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Base Rent and other rent payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

     Section 10.06. Cumulative Remedies. Landlord's exercise of any right or remedy shall not prevent it from exercising any other right or remedy.

(C) 1988 Southern California Chapter
         of the Society of Industrial [LOGO OF SIOR]
         and Office Realtors,(R) Inc.     (Single-Tenant Net Form)                       14720 E. Alondra Blvd., La Mirada, CA
                                                                                                        [ALADDIN MANUFACTURING
                                                                                                                  CORPORATION]

ARTICLE ELEVEN: PROTECTION OF LENDERS

     Section 11.01. Subordination. Landlord shall have the right to subordinate this Lease to any ground lease, deed of trust or mortgage encumbering the Property, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. Tenant shall cooperate with Landlord and any lender which is acquiring a security interest in the Property or the Lease. Tenant shall execute in favor of such lender a subordination, non-disturbance and attornment agreement in the form attached hereto as Exhibit "B" or such other form as is then reasonably required by Landlord's lender, provided that Tenant's obligations under this Lease shall not be increased in any material way (the performance of ministerial acts shall not be deemed material), and Tenant shall not be deprived of its rights under this Lease. Tenant's right to quiet possession of the Property during the Lease Term shall not be disturbed if Tenant pays the rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary of mortgagee elects to have this Lease prior to the lien of its ground lease, deed of trust or mortgage and gives written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, deed of trust or mortgage whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof.

     Section 11.02. Attornment. If Landlord's interest in the Property is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee, or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Property and recognize such transferee or successor as Landlord under this Lease. Tenant waives the protection of any current or future statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Property upon the transfer of Landlord's interest.

     Section 11.03. Signing of Documents. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so. If Tenant fails to do so within ten (10) days after written request then Tenant shall be in material default hereunder.

     Section 11.04.  Estoppel Certificates.

     (a) Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement in the form attached hereto as Exhibit "C" or such other form as is then reasonably required by Landlord's lender, certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Base Rent and other charges and the time period covered by such payment; (iv) that to Tenant's knowledge Landlord is not in default under this Lease (or, if Landlord is claimed be to in default, stating why); and (v) such other representations or information with respect to Tenant or the Lease as Landlord may reasonably request or which any prospective purchaser or encumbrancer of the Property may reasonably require. Tenant shall deliver such statement to Landlord within ten (10) days after Landlord's request. Landlord may give any such statement by Tenant to any prospective purchaser or encumbrancer of the Property. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct. Within ten (10) days of Tenant's request therefor, Landlord shall deliver an executed estoppel certificate to Tenant in substantially the form of Exhibit "C" attached hereto.

     (b) If Tenant does not deliver such statement to Landlord within such ten
(10) -day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following facts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) that not more than one month's Base Rent or other charges have been paid in advance; and (iv) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

     Section 11.05. Tenant's Financial Condition. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as Landlord reasonably requires to verify the net worth of Tenant or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Property. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth in this Lease. With respect to any financial statements of the Original Tenant under the Lease, Tenant's annual report, together with any financial information available to shareholders of Tenant, shall be sufficient to satisfy the requirements of this Section 11.05.

ARTICLE TWELVE:  LEGAL COSTS

     Section 12.01 Legal Proceedings. If Tenant or Landlord shall be in breach or default under this Lease, such party (the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with any breach or default of the Defaulting Party under this Lease, whether or not suit is commenced or judgment entered. Such costs shall include reasonable legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, is any action for breach of or to enforce the provisions of this Lease is commenced, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs. The losing party in such action shall pay such attorneys' fees and costs. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability Landlord may incur if Landlord becomes or is made a party to any claim or action (a) instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Property by license of or agreement with Tenant; (b) for foreclosure of any lien for labor or material furnished to or for Tenant or such other person; (c) otherwise arising out of or resulting from any act or transaction of Tenant or such other person; or (d) necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding, or other proceeding under Title 11 of the United States Code, as amended. Tenant shall defend Landlord against any such claim or action at Tenant's expense with counsel reasonably acceptable to Landlord or, at Landlord's election. Tenant shall reimburse Landlord for any reasonable legal fees or costs Landlord incurs in any such claim or action.

(C) 1988 Southern California Chapter
         of the Society of Industrial      [LOGO OF SIOR]
         and Office Realtors, (R) Inc.         (Single-Tenant Net Form)            14720 E. Alondra Blvd., La Mirada, CA
                                                                                                  [ALADDIN MANUFACTURING
                                                                                                            CORPORATION]

     Section 12.02. Landlord's Consent. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under Article Nine (Assignment and Subletting), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

ARTICLE THIRTEEN: MISCELLANEOUS PROVISIONS

     Section 13.01. Non-Discrimination. Tenant promises, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry in the leasing, subleasing, transferring, occupancy, tenure or use of the Property or any portion thereof.

     Section 13.02.  Landlord's Liability; Certain Duties.

     (a) As used in this Lease, the term "Landlord" means only the current owner or owners of the fee title to the Property or the leasehold estate under a ground lease of the Property at the time in question. Each Landlord is obligated to perform the obligations of Landlord under this Lease only during the time such Landlord owns such interest or title. Any Landlord who transfers its title or interest is relieved of all liability with respect to the obligations of Landlord under this Lease to be performed on or after the date of transfer. However, each Landlord shall deliver to its transferee all funds that Tenant previously paid if such funds have not yet been applied under the terms of this Lease.

     (b) Tenant shall give written notice of any failure by Landlord to perform any of its obligations under this Lease to Landlord and to any ground lessor, mortgagee or beneficiary under any deed of trust encumbering the Property whose name and address have been furnished to Tenant in writing. Landlord shall not be in default under this Lease unless Landlord (or such ground lessor, mortgagee or beneficiary) fails to cure such non-performance within thirty (30) days after receipt of Tenant's notice. However, if such non-performance reasonably requires more than thirty (30) days to cure, Landlord shall not be in default if such cure is commenced within such thirty (30) -day period and thereafter diligently pursued to completion.

     (c) Notwithstanding any term or provision herein to the contrary, the liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Property, and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

     Section 13.03. Severability. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect.

     Section 13.04. Interpretation. The captions of the Articles or Sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invitees, successors or others using the Property with Tenant's expressed or implied permission.

     Section 13.05. Incorporation of Prior Agreements; Modifications. This Lease is the only agreement between the parties pertaining to the lease of the Property and no other agreements are effective. All amendments to this Lease shall be in writing and signed by all parties. Any other attempted amendment shall be void.

     Section 13.06. Notices. All notices required or permitted under this Lease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid. Notices to Tenant shall be delivered to the address specified in Section 1.03 above, except that upon Tenant's taking possession of the Property, the Property shall be Tenant's address for notice purposes. Notices to Landlord shall be delivered to the address specified in Section 1.02 above. All notices shall be effective upon delivery. Either party may change its notice address upon written notice to the other party.

     Section 13.07. Waivers. All waivers must be in writing and signed by the waiving party. Landlord's failure to enforce any provision of this Lease or its acceptance of rent shall not be a waiver and shall not prevent Landlord from enforcing that provision or any other provision of this Lease in the future. No statement on a payment check from Tenant or in a letter accompanying a payment check shall be binding on Landlord. Landlord may, with or without notice to Tenant, negotiate such check without being bound to the conditions of such statement.

     Section 13.08. No Recordation. Tenant shall not record this Lease without prior written consent from Landlord. However, either Landlord or Tenant may require that a "Short Form" memorandum of this Lease executed by both parties be recorded. The party requiring such recording shall pay all transfer taxes and recording fees.

     Section 13.09. Binding Effect; Choice of Law. This Lease binds any party who legally acquires any rights or interest in this Lease from Landlord or Tenant. However,Landlord shall have no obligation to Tenant's successor unless the rights or interests of Tenant's successor are acquired in accordance with the terms of this Lease. The laws of the state in which the Property is located shall govern this Lease.

(C) 1988 Southern California Chapter
         of the Society of Industrial [LOGO OF SIOR]
         and Office Realtors,(R) Inc.     (Single-Tenant Net Form)     14720 E. Alondra Blvd, La Mirada, CA
                                                                                   [ALADDIN MANUFACTURING
                                                                                             CORPORATION]

     Section 13.10. Corporate Authority; Partnership Authority. If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person or entity signing this Lease for Tenant represents and warrants that he or it is a general partner of the partnership, that he or it has full authority to sign for the partnership and that this Lease binds the partnership and all general partners of the partnership. Tenant shall give written notice to Landlord of any general partner's withdrawal or addition. Within thirty (30) days after this Lease is signed, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

     Section 13.11. Joint and Several Liability. All parties signing this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant.

     Section 13.12. Force Majeure. See Addendum Section 13.12

     Section 13.13. Execution of Lease. This Lease may be executed in counterparts and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument. Landlord's delivery of this Lease to Tenant shall not be deemed to be an offer to lease and shall not be binding upon either party until executed and delivered by both parties.

     Section 13.14. Survival. All representations and warranties of Landlord and Tenant shall survice the terminatin of this Lease.

ARTICLE FOURTEEN: BROKERS

     Section 14.01. Broker's Fee. When this Lease is signed by and delivered to both Landlord and Tenant, Landlord shall pay a real estate commission to Landlord's Broker named in Section 1.08 above, if any, as provided in the written agreement between Landlord and Landlord's Broker, or the sum stated in
Section 1.09 above for services rendered to Landlord by Landlord's Broker in this transaction. Landlord shall pay Landlord's Broker a commission if Tenant exercises any option to extend the Lease Term or to buy the Property, or any similar option or right which Landlord may grant to Tenant, or if Landlord's Broker is the procuring cause of any other lease or sale entered into between Landlord and Tenant covering the Property. Such commission shall be the amount set forth in Landlord's Broker's commission schedule in effect as of the execution of this Lease. If a Tenant's Broker is named in Section 1.08 above, Landlord's Broker shall pay an appropriate portion of its commission to Tenant's Broker if so provided in any agreement between Landlord's Broker and Tenant's Broker. Nothing contained in this Lease shall impose any obligation on Landlord to pay commission or fee to any other than Landlord's Broker.

     Section 14.02. Protection of Brokers. If Landlord sells the Property, or assigns Landlord's interest in this Lease, the buyer or assignee shall, by accepting such conveyance of the Property or assignment of the Lease, be conclusively deemed to have agreed to make all payments to Landlord's Broker thereafter required of Landlord under this Article Fourteen. Landlord's Broker shall have the right to bring a legal action to enforce or declare rights under this provision. The prevailing party in such action shall be entitled to reasonable attorneys' fees to be paid by the losing party. Such attorneys' fees shall be fixed by the court in such action. This Paragraph is included in this Lease for the benefit of Landlord's Broker.

     Section 14.03. Broker's Disclosure of Agency. Landlord's Broker hereby discloses to Landlord and Tenant and Landlord and Tenant hereby consent to Landlord's Broker acting in this transaction as the agent of (check one):

     [X] Landlord exclusively; or

     [_] both Landlord and Tenant.

     Section 14.04. No Other Brokers. Tenant represents and warrants to Landlord that the brokers named in Section 1.08 above are the only agents, brokers, finders or other parties with whom Tenant has dealt who are or may be entitled to any commission or fee with respect to this Lease or the Property.

     ADDITIONAL PROVISIONS MAY BE SET FORTH IN A RIDER OR RIDERS ATTACHED HERETO OR IN THE BLANK SPACE BELOW. IF NO ADDITIONAL PROVISIONS ARE INSERTED, PLEASE DRAW A LINE THROUGH THE SPACE BELOW.


(C) 1988 Southern California Chapter
         of the Society of Industrial [LOGO OF SIOR]
         and Office Realtors,(R) Inc.     (Single-Tenant Net Form)      14720 E. Alondra Blvd., La Mirada, CA
                                                                                       [ALADDIN MANUFACTURING
                                                                                                 CORPORATION]

     Landlord and Tenant have signed this Lease at the place and on the dates specified adjacent to their signatures below and have initialled all Riders which are attached to or incorporated by reference in this Lease.


                                                "LANDLORD"

Signed on       9-25, 2000     MAJESTIC REALTY CO., a California corporation
          ------------------   ---------------------------------------------

at   Des Moines, IA            By: /s/ Jarod Cole
   -------------------------   ---------------------------------------------

                               By: /s/ Jayn Bradford
                                  ------------------------------------------

                               PRINCIPAL LIFE INSURANCE COMPANY, an Iowa
                               ---------------------------------------------
                               corporation

                                                          MICHAEL D. RIPSON
                               By: /s/ Michael D. Ripson  Assistant Director
                                  ------------------------------------------
                                                          Commercial Real Estate

                               By: /s/ Kent T. Kelsey  Kent T. Kelsey
                                  ------------------------------------------
                                                       Counsel


                                                 "TENANT"

Signed on September 12, 2000   ALADDIN MANUFACTURING CORPORATION, a
          ------------------   ---------------------------------------------
                               Delaware corporation

at   Calhoun, Georgia
   -------------------------   _____________________________________________

                               By: /s/ Salvatore J. Perillo
                                   -----------------------------------------

                               Its:        SALVATORE J. PERILLO
                                   -----------------------------------------
                                           ASSISTANT SECRETARY/
                               By:         GENERAL COUNSEL

                                   _________________________________________

                               Its:_________________________________________


     IN ANY REAL ESTATE TRANSACTION, IT IS RECOMMENDED THAT YOU CONSULT WITH A PROFESSIONAL, SUCH AS A CIVIL ENGINEER, INDUSTRIAL HYGIENIST OR OTHER PERSON WITH EXPERIENCE IN EVALUATING THE CONDITION OF THE PROPERTY, INCLUDING THE POSSIBLE PRESENCE OF ASBESTOS, HAZARDOUS MATERIALS AND UNDERGROUND STORAGE TANKS.

     THIS PRINTED FORM LEASE HAS BEEN DRAFTED BY LEGAL COUNSEL AT THE DIRECTION OF THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE SOUTHERN CALIFORNIA CHAPTER OF THE SOCIETY OF INDUSTRIAL AND OFFICE REALTORS, INC., ITS LEGAL COUNSEL, THE REAL ESTATE BROKERS NAMED HEREIN, OR THEIR EMPLOYEES OR AGENTS, AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT OR TAX CONSEQUENCES OF THIS LEASE OR OF THIS TRANSACTION. LANDLORD AND TENANT SHOULD RETAIN LEGAL COUNSEL TO ADVISE THEM ON SUCH MATTERS AND SHOULD RELY UPON THE ADVICE OF SUCH LEGAL COUNSEL.


(C) 1998   Southern California Chapter
           of the Society of Industrial [LOGO OF SIOR]
           and Office Realtors,(R) Inc.     (Single-Tenant Net Form)           14720 E. Alondra Blvd, La Mirada, CA
                                                                                             (ALADDIN MANUFACTURING
                                                                                                        CORPORATION

                   ADDENDUM TO INDUSTRIAL REAL ESTATE LEASE
                   ----------------------------------------

     This Addendum ("Addendum") is made and entered into by MAJESTIC REALTY
CO., a California corporation and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation (collectively, "Landlord") and ALADDIN MANUFACTURING CORPORATION, a Delaware corporation ("Tenant"), and is dated as of the date set forth on
Section 1.01 of the Industrial Real Estate Lease between Landlord and Tenant
------------
("Lease") to which this Addendum is attached. The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Lease. To the extent that the provisions of this Addendum are inconsistent with the terms and conditions of the Lease, the terms and conditions of this Addendum shall control.

SECTION 2.05   TENANT'S ENTRY INTO THE PROPERTY PRIOR TO COMMENCEMENT DATE.
               -----------------------------------------------------------

     Tenant shall have the right to access the Property commencing September 1, 2000, for the purpose of installing and/or storing over standard equipment or fixtures and preparing the Property for Tenant's use; provided that: (i) this Lease has been fully executed and delivered; (ii) Landlord has received the Security Deposit and first month's Base Rent; (iii) the previous tenant has vacated the Property; (iv) Tenant and its agents do not interfere with Landlord's work on the Property; (v) prior to Tenant's entry into the Property, Tenant shall submit a schedule to Landlord for approval, which schedule shall detail the timing and purpose of Tenant's entry; (vi) Tenant has obtained its insurance policies as set forth in Section 4.04 of this Lease and Landlord is in
                                   ------------
receipt of Tenant's insurance binder naming Landlord as additional insured;
(vii) Landlord has received from Tenant an executed Estoppel Certificate in such form as set forth on Exhibit "C" attached hereto; and (viii) all of the terms
                     -----------
and conditions of this Lease shall apply, other than Tenant's obligation to pay Base Rent, as though the Commencement Date had occurred (although the Commencement Date shall not actually occur until the occurrence of the same pursuant to the terms of the third sentence of Section 2.01) upon such entry
                                               ------------
into the Property by Tenant. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Property and against injury to any persons caused by Tenant's actions or anyone's actions who are directly or indirectly employed by the Tenant pursuant to this Section 2.05. Tenant shall assume all risk of loss to Tenant's personal
        ------------
property, merchandise and fixtures.

SECTION 2.06   EFFECTIVENESS OF THIS LEASE.
               ---------------------------

     Notwithstanding anything to the contrary contained in this Lease, this Lease shall not be effective until Landlord executes a termination agreement with Watkins & Shepard Trucking, Inc., a Montana corporation and Stan Watkins Trucking, Inc., a Montana corporation for the entire Property in such form, content and substance as acceptable in Landlord's sole discretion. Landlord shall give Tenant notice of Landlord's execution of the above-referenced termination agreement.

SECTION 4.02(e)

     Upon Tenant's written request, Landlord shall furnish Tenant with a copy of such current real property tax bills applicable to the Property. Landlord, at Tenant's sole cost and expense, shall use commercially reasonable efforts to cooperate with Tenant in obtaining any available tax abatements, refunds, rebates or credits that may reduce real property taxes for the Property. The real property taxes for any tax year shall mean such actual amounts as finally determined to be the real property taxes payable during such tax year (thereby taking into consideration any realized abatements, refunds, rebates or credits made thereto).

SECTION 5.02   MANNER OF USE; COMPLIANCE WITH LAW.
               ----------------------------------

     Tenant shall not do anything or suffer anything to be done in or about the Property which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (collectively, "Applicable Laws"). Tenant shall, at its sole cost and expense, promptly comply with any Applicable Laws which relate to (i) Tenant's use of the Property, (ii) any alteration or any tenant improvements or which are triggered by any alteration or any tenant improvement made by Tenant. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by

Addendum\180081.4\RRA\2945-013                                                        14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                             Addendum - Page 1 of 9                 [ALADDIN MANUFACTURING CORP.]

any state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Landlord and Tenant, as applicable, agree, at its sole cost and expense to comply promptly with such standards or regulations. The judgement of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. Landlord shall comply with all Applicable Laws relating to the improvements on the Property, as of the Lease Commencement Date if compliance with such Applicable Laws is required by a governmental agency and provided that compliance with such Applicable Laws is not the responsibility of Tenant under this Lease, and provided further that Landlord's failure to comply therewith would unreasonably and materially affect the safety of Tenant's employees or create a significant health hazard for Tenant's employees.

     Notwithstanding anything to the contrary contained herein, Tenant shall have the right, at Tenant's sole cost and expense, to contest any Applicable Laws as to the applicability to the Property and Tenant's operations therein, and Landlord, at Tenant's sole cost and expense, shall use commercially reasonable efforts to cooperate with Tenant; provided, however, any contest of Applicable Laws by Tenant shall be done pursuant to the appropriate rules and procedures and shall not subject the Property or Landlord's interest therein to any lien or encumbrance. Tenant shall indemnify Landlord from all damages, costs and liability from Tenant's contest of any Applicable Laws.

SECTION 5.03        HAZARDOUS MATERIALS.
                    -------------------

     5.03.1 DEFINITIONS.
            -----------

          A. "Hazardous Material" means any substance, whether solid, liquid or gaseous in nature:

          (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance, order, action, policy or common law; or

          (ii) which is or becomes defined as "hazardous waste," "hazardous substance," pollutant or contaminant under any federal, state or local statute, regulation, rule or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. section 9601 et seq.) and/or the Resource Conservation and Recovery Act (42 U.S.C. section 6901 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. section 1801 et seq.), the Federal Water Pollution Control Act (33 U.S.C. section 1251 et seq.), the Clean Air Act (42 U.S.C.
section 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C.
section 2601 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
section 651 et seq.), as these laws have been amended or supplemented; or

          (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous or is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, the State of California or any political subdivision thereof; or

          (iv) the presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the health or safety of persons on or about the Property; or

          (v) the presence of which on adjacent properties could constitute a trespass by Tenant; or

          (vi) without limitation which contains gasoline, diesel fuel or other petroleum hydrocarbons; or

          (vii)     without limitation which contains polychlorinated biphenyls
(PCBs), asbestos or urea formaldehyde foam insulation; or

          (viii)    without limitation which contains radon gas.

Addendum\180081.5\RRA\2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                Addendum - Page 2 of 9    [ALADDIN MANUFACTURING CORP.]

     B.   "Environmental Requirements" means all applicable present and future:

          (i) statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises, and similar items (including, but not limited to those pertaining to reporting, licensing, permitting, investigation and remediation), of all Governmental Agencies; and

          (ii) all applicable judicial, administrative, and regulatory decrees, judgments, and orders relating to the protection of human health or the environment, including, without limitation, all requirements pertaining to emissions, discharges, releases, or threatened releases of Hazardous Materials or chemical substances into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials or chemical substances.

     C. "Environmental Damages" means all claims, judgments, damages, losses, penalties, fines, liabilities (including strict liability), encumbrances, liens, costs, and expenses (including the expense of investigation and defense of any claim, whether or not such claim is ultimately defeated, or the amount of any good faith settlement or judgment arising from any such claim) of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforseeable (including without limitation reasonable attorneys' fees and disbursements and consultants' fees) any of which are incurred at any time as a result of the existence of Hazardous Material upon, about, or beneath the Property or migrating or threatening to migrate to or from the Property, or the existence of a violation of Environmental Requirements pertaining to the Property and the activities thereon, regardless of whether the existence of such Hazardous Material or the violation of Environmental Requirements arose prior to the present ownership or operation of the Property. Environmental Damages include, without limitation:

          (i) damages for personal injury, or injury to property or natural resources occurring upon or off of the Property, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on real property, interest, penalties and damages arising from claims brought by or on behalf of employees of Tenant (with respect to which Tenant waives any right to raise as a defense against Landlord any immunity to which it may be entitled under any industrial or worker's compensation laws);

          (ii) fees, costs or expenses incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other reasonable costs incurred in connection with the investigation or remediation of such Hazardous Materials or violation of such Environmental Requirements, including, but not limited to, the preparation of any feasibility studies or reports or the performance of any cleanup, remediation, removal, response, abatement, containment, closure, restoration or monitoring work required by any Governmental Agency or reasonably necessary to make full economic use of the Property or any other property in a manner consistent with its current use or otherwise expended in connection with such conditions, and including without limitation any attorneys' fees, costs and expenses incurred in enforcing the provisions of this Lease or collecting any sums due hereunder;

          (iii) liability to any third person or Governmental Agency to indemnify such person or Governmental Agency for costs expended in connection with the items referenced in subparagraph (ii) above; and

          (iv) diminution in the fair market value of the Property including without limitation any reduction in fair market rental value or life expectancy of the Property or the improvements located thereon or the restriction on the use of or adverse impact on the marketing of the Property or any portion thereof.

     D. "Governmental Agency" means all governmental agencies, departments, commissions, boards, bureaus or instrumentalities of the United States, states, counties, cities and political subdivisions thereof.

     E. The "Tenant Group" means Tenant, Tenant's successors, assignees, guarantors, officers, directors, agents, employees, invitees, permitees or other parties under the supervision or control of Tenant or entering the Property during the term of this Lease with the permission or knowledge of Tenant other than Landlord or its agents or employees.

Addendum\180081.5\RRA\2945-013                                                         14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                    Addendum - Page 3 of 9           [ALADDIN MANUFACTURING CORP.]

     5.03.2 PROHIBITIONS.
            ------------

     A. Other than normal quantities of general office supplies, reasonable amounts of cleaning materials and similar substances and except as specified on Exhibit "D" attached hereto, Tenant shall not cause, permit or suffer any Hazardous Material to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Property by the Tenant Group, or any other person without the prior written consent of Landlord. From time to time during the term of this Lease, Tenant may request Landlord's approval of Tenant's use of other
Hazardous Materials, which approval may be withheld in Landlord's sole discretion. Tenant shall, prior to the Commencement Date, provide to Landlord for those Hazardous Materials described on Exhibit "D" (a) a description of
                                           -----------
handling, storage, use and disposal procedures, and (b) all "community right to know" plans or disclosures and/or emergency response plans which Tenant is required to supply to local Governmental Agencies pursuant to any Environmental Requirements.

     B. Tenant shall not cause, permit or suffer the existence or the commission by the Tenant Group, or by any other person, of a violation of any Environmental Requirements upon, about or beneath the Property.

     C. Tenant shall neither create or suffer to exist, nor permit the Tenant Group to create or suffer to exist any lien, security interest or other charge or encumbrance of any kind with respect to the Property, including without limitation, any lien imposed pursuant to section 107(f) of the Superfund Amendments and Reauthorization Act of 1986 (42 U.S.C. section 9607(1)) or any similar state statute.


     D. Tenant shall not install, operate or maintain any above or below grade tank, sump, pit, pond, lagoon or other storage or treatment vessel or device on the Property without Landlord's prior written consent.

     5.03.3 INDEMNITY.
            ---------

     A. Tenant, its successors, assigns and guarantors, agree to indemnify, defend, reimburse and hold harmless:

            (i)    Landlord; and

            (ii) any other person who acquires all or a portion of the Property in any manner (including purchase at a foreclosure sale) or who becomes entitled to exercise the rights and remedies of Landlord under this Lease; and

            (iii) the directors, officers, shareholders, employees, partners, agents, contractors, subcontractors, experts, licensees, affiliates, lessees, mortgagees, trustees, heirs, devisees, successors, assigns and invitees of such persons, from and against any and all Environmental Damages which exist as a result of the activities or negligence of the Tenant Group or which exist as a result of the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease, or by Tenant's remediation of the Property or failure to meet its obligations contained in this Lease.

     B.     The obligations contained in this Section 5.03 shall include, but
                                              ------------
not be limited to, the burden and expense of defending all claims, suits and administrative proceedings, even if such claims, suits or proceedings are groundless, false or fraudulent, and conducting all negotiations of any description, and paying and discharging, when and as the same become due, any and all judgments, penalties or other sums due against such indemnified persons. Landlord, at its sole expense, may employ additional counsel of its choice to associate with counsel representing Tenant.

     C. Landlord shall have the right but not the obligation to join and participate in, and control, if it so elects, any legal proceedings or actions initiated in connection with Tenant's activities. Landlord may also negotiate, defend, approve and appeal any action taken or issued by any applicable governmental authority with regard to contamination of the Property by a Hazardous Material.


     D. The obligations of Tenant in this paragraph shall survive the expiration or termination of this Lease.

Addendum\180081.5\RRA\2945-013                                    14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                Addendum - Page 4 of 9          [ALADDIN MANUFACTURING CORP.]


     E. The obligations of Tenant under this paragraph shall not be affected by any investigation by or on behalf of Landlord, or by any information which Landlord may have or obtain with respect thereto.

     5.03.4  OBLIGATION TO REMEDIATE.
             -----------------------

     In addition to the obligation of Tenant to indemnify Landlord pursuant to this Lease, Tenant shall, upon approval and demand of Landlord, at its sole cost and expense and using contractors approved by Landlord, promptly take all actions to remediate the Property which are required by any Governmental Agency, or which are reasonably necessary to mitigrate Environmental Damages or to allow full economic use of the Property, which remediation is necessitated from the presence upon, about or beneath the Property, at any time during or upon termination of this Lease, of a Hazardous Material or a violation of Environmental Requirements existing as a result of the activities or negligence of the Tenant Group. Such actions shall include, but not be limited to, the investigation of the environmental condition of the Property, the preparation of any feasibility studies, reports or remedial plans, and the performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off the Property, which shall be performed in a manner approved by Landlord. Tenant shall take all actions necessary to restore the Property to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Property, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies.

     5.03.5  RIGHT TO INSPECT.
             ----------------
     Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter and conduct an inspection of the Property, including invasive tests, at any reasonable time to determine whether Tenant is complying with the terms of the Lease, including but not limited to the compliance of the Property and the activities thereon with Environmental Requirements and the existence of Environmental Damages as a result of the condition of the Property or surrounding properties and activities thereon. Landlord shall have the right, but not the duty, to retain any independent professional consultant (the "Consultant") to enter the Property to conduct such an inspection or to review any report prepared by or for Tenant concerning such compliance. The cost of the Consultant shall be paid by Landlord unless such investigation discloses a violation of any Environmental Requirement by the Tenant Group or the existence of a Hazardous Material on the Property or any other property caused by the activities or negligence of the Tenant Group (other than Hazardous Materials used in compliance with all Environmental Requirements and previously approved by Landlord), in which case Tenant shall pay the reasonable cost of the Consultant. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord the right to enter the Property and to perform such tests on the Property as are reasonably necessary to conduct such reviews and investigations. Landlord shall use commercially reasonable efforts to minimize interference with the business of Tenant.

     5.03.6  NOTIFICATION.
             ------------

     If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Property or past or present activities of any person thereon, including but not limited to notice to other communication concerning any actual or threatened investigation, inquiry, lawsuit, claim citation, directive, summons, proceeding, complaint, notice, order, writ, or injunction, relating to same, then Tenant shall deliver to Landlord within ten (10) days of the receipt of such notice or communication by Tenant, a written description of said violation, liability, or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification.

     If requested by Landlord, Tenant shall disclose to Landlord the names and amounts of all Hazardous Materials other than general office supplies, reasonable amounts of cleaning materials and similar substances referred to in
Section  5.03.2 of this Addendum, which were used, generated, treated, handled,
---------------
stored or disposed of on the Property or which Tenant intends to use, generate, treat, handle, store or dispose of on the Property. The foregoing in no way shall limit the necessity for Tenant obtaining Landlord's consent pursuant to
Section 5.03.2 of this Addendum.
--------------

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Addendum - Page 5 of 9                       [ALADDIN MANUFACTURING CORP.]

     5.03.7  SURRENDER OF PROPERTY.
             ---------------------

     In the ninety (90) days prior to the expiration or termination of the Lease Term, and for up to ninety (90) days after Tenant fully surrenders possession of the Property, Landlord may have an environmental assessment of the Property performed in accordance with Section 5.03.5 of this Addendum. Tenant shall
                             --------------
perform, at its sole cost and expense, any clean-up or remedial work recommended by the Consultant which is necessary to remove, mitigate or remediate any Hazardous Materials and/or contamination of the Property caused by the activities or negligence of the Tenant Group.

     5.03.8  ASSIGNMENT AND SUBLETTING.
             -------------------------

     In the event the Lease provides that Tenant may assign the Lease or sublet the Property subject to Landlord's consent and/or certain other conditions, and if the proposed assignee's or sublessee's activities in or about the Property involve the use, handling, storage or disposal of any Hazardous Materials other than those used by Tenant and in quantities and processes similar to Tenant's uses in compliance with the Addendum, (i) it shall be reasonable for Landlord to withhold its consent to such assignment or sublease in light of the risk of contamination posed by such activities and/or (ii) Landlord may impose an additional condition to such assignment or sublease which requires Tenant to reasonably establish that such assignee's or sublessee's activities pose no materially greater risk of contamination to the Property than do Tenant's permitted activities in view of (a) the quantities, toxicity and other properties of the Hazardous Materials to be used by such assignee or sublessee,
(b) the precautions against a release of Hazardous Materials such assignee or sublessee agrees to implement, (c) such assignee's or sublessee's financial condition as it relates to its ability to fund a major clean-up and (d) such assignee's or sublessee's policy and historical record respecting its willingness to respond to the clean up of a release of Hazardous Materials.

     5.03.9  SURVIVAL OF HAZARDOUS MATERIALS OBLIGATION.
             ------------------------------------------

     Tenant's breach of any of its covenants or obligations under this Addendum shall constitute a material default under the Lease. The obligations of Tenant and Landlord under this Addendum shall survive the expiration or earlier termination of the Lease without any limitation, and shall constitute obligations that are independent and severable from Tenant's covenants and obligations to pay rent under the Lease.

     5.03.10 LANDLORD'S HAZARDOUS MATERIAL OBLIGATIONS.
             -----------------------------------------

     Landlord shall be solely responsible to remediate claims, judgements, damages, penalties, fines, costs, liabilities and losses which arise as a result of any contamination directly arising from the introduction of Hazardous Materials into the Property by Landlord, its agents, employees or contractors in compliance with applicable law. Notwithstanding the foregoing, Landlord shall not be responsible or liable for any consequential damages.

SECTION 5.04 SIGN.
             ----

     Notwithstanding the foregoing, subject to Landlord's prior written approval, which shall not be unreasonably withheld, delayed or conditioned, and provided the sign is in keeping with the quality, design and style of the industrial park within which the Property is located, Tenant, at its sole cost and expense, may install one (1) identification sign ("sign") in the Property; provided, however, that (i) the size, color, location, materials and design of such sign shall be subject to Landlord's prior written consent, which shall not be unreasonably withheld, delayed or conditioned; (ii) such sign shall comply with all applicable governmental rules and regulations and the Property's covenants, conditions and restrictions; (iii) such sign shall not be painted directly on the building or attached or placed on the roof or exterior of the building; (iv) such sign shall be personal to the original Tenant named in
Section 1.03 of this Lease (and not any assignee, sublessee or transferee of
------------
Tenant's interest in this Lease) ("Original Tenant") and Tenant Affiliate; (v) such sign shall only advertise the Original Tenant's flooring and carpet business; (vi) such sign is consistent with Landlord's signage program; (vii) Tenant's continuing signage right shall be contingent upon the Original Tenant actually occupying the entire Property; and (viii) Tenant's continuing signage right shall be contingent upon Tenant maintaining such sign in a first-class condition. Tenant shall be responsible for all costs incurred in connection with the design, construction, installation, repair and maintenance of Tenant's sign. Upon the expiration or earlier termination of this Lease, Tenant shall cause Tenant's sign to be removed and shall repair any damage caused by such removal. Any signs,

Addendum\180081.5\RRA\2945-013                                            14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                        Addendum - Page 6 of 9          [ALADDIN MANUFACTURING CORP.]

notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed by Landlord without notice by Landlord to Tenant at Tenant's sole cost and expense.

SECTION 5.05   LANDLORD'S INDEMNITY.
               --------------------

     Landlord agrees to indemnify and hold harmless Tenant against and from any and all claims and costs, reasonable attorneys' fees or liabilities incurred as a direct result of any claim or any action or proceeding directly arising from the following, except to the extent of Tenant's actions or omissions: (i) any breach or default in the performance of any obligation of Landlord hereunder;
or (ii) any active negligence or wilful misconduct of Landlord, or any of its agents, employees, invitees, licensees or contractors. Notwithstanding anything to the contrary set forth in this Lease, either party's agreement to indemnify the other party as set forth in this Section 5.05 shall be ineffective to the
                                     ------------
extent the matters for which such party agreed to indemnify the other party are covered by insurance required to be carried by the non-indemnifying party pursuant to this Lease. Further, Tenant's agreement to indemnify Landlord and Landlord's agreement to indemnify Tenant pursuant to this Section 5.05 are not
                                                          ------------
intended to and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provisions of this Lease, to the extent such policies cover, or if carried, would have covered the matters, subject to the parties' respective indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. Notwithstanding anything to the contrary contained in this Lease, nothing in this Lease shall impose any obligations on Tenant or Landlord to be responsible or liable for, and each hereby releases the other from all liability for, consequential damages other than those consequential damages incurred by Landlord in connection with a holdover of the Property by Tenant after the expiration or earlier termination of this Lease, incurred by Landlord in connection with the contamination of the Property or any property resulting from the presence or use of Hazardous Materials caused or permitted by the Tenant Group or incurred by Landlord in connection with any repair, physical construction or improvement work performed by or on behalf of Tenant in the Property. If either party breaches this Lease by its failure to carry the required insurance hereunder, such failure shall automatically be deemed to be a covenant and agreement by the failing party to self-insure such required coverage, with full waiver of subrogation in favor of the other party.

SECTION 6.03   LANDLORD'S OBLIGATIONS
               ----------------------

     (a) Notwithstanding the foregoing, Landlord shall, at Landlord's expense, repair the existing plumbing, lighting, air conditioning, heating, and ventilating systems, fire sprinkler system and loading doors in the Property, if such are not in good operating condition on the Commencement Date, except to the extent such repairs are required due to the negligence or willful misconduct of Tenant or as a result of alterations, additions or improvements to the Property made by Tenant or for Tenant; provided, however, that Tenant gives Landlord written notice and sets forth with specificity the nature and extent of such repair, within thirty (30) days after the Commencement Date.

     (b) Subject to the provisions of Article Seven (Damage or Destruction), Article Eight (Condemnation) and Tenant's obligation to maintain the same, and except for damage caused by any act or omission of Tenant, or Tenant's employees, agents, contractors or invitees, or as a result of Tenant's alterations, Landlord shall maintain, repair or replace the structural portions of the foundation and the exterior walls on the Property. However, Landlord shall not be obligated to maintain or repair the floor, windows, doors, plate glass or the surfaces of walls. Landlord shall not be obligated to make any repairs under this Section 6.03 until a reasonable time after receipt of a
                   ------------
written notice from Tenant of the need for such repairs. Tenant waives the benefit of any present or future law which might give Tenant the right to repair the Property at Landlord's expense or to terminate the Lease because of the condition of the Property. Landlord hereby assigns to Tenant all warranties and guaranties by the contractor who constructed the building and Tenant Improvements located on the Property and Tenant waives all claims against Landlord relating thereto.

     (c) If Tenant maintains a contract for regular HVAC maintenance with a certified HVAC contractor throughout the Lease Term, and the HVAC systems in the Property become inoperable (not due to any act or omission of the Tenant Group) during the initial Lease Term, and the cost to Tenant to repair the HVAC exceeds 50% of the cost to replace such system, then Landlord shall, at Landlord's sole cost and expense, replace said unit.

Addendum\180081.5\RRA\2945-013                                                  14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                            Addendum - Page 7 of 9            [ALADDIN MANUFACTURING CORP.]

     (d) Tenant shall, at its sole cost and expense, perform the normal and periodic maintenance and repair to the roof and the roof membrane up to Twelve Thousand and No/100 Dollars ($12,000.00) per calendar year and any reasonable costs in excess thereof shall be Landlord's sole cost and expense except to the extent such repair is due to the acts or omissions of the Tenant Group, and then, in accordance therewith, the entire cost shall be Tenant's responsibility.

SECTION 6.06      CONDITION UPON TERMINATION.
                  --------------------------

     Section 6.06 is hereby amended by adding the following at the end thereof:
     ------------

     "Notwithstanding the foregoing, Tenant may request at the time it seeks Landlord's consent to any alterations, additions or improvements (collectively, the "Alterations"), that Landlord state at the time it grants approval, whether or not removal will be required at the end of the Lease Term. Such request shall specifically cite this Lease provision and Landlord's obligation to make such statement."

SECTION 8.01      CONDEMNATION.
                  ------------

     Notwithstanding anything to the contrary contained herein, Tenant shall have the right to file for any separate claim available to Tenant so long as such claims do not diminish the award available to Landlord or Landlord's mortgage and such claim is payable separately to Tenant.

SECTION 9.02      TENANT AFFILIATE.
                  ----------------

     Notwithstanding anything to the contrary contained in Section 9.01 of this
                                                           ------------
Lease, an assignment or subletting of all or a portion of the Property to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant) or to any corporation resulting from a merger of, consolidation with or acquisition of Tenant (collectively, "Tenant Affiliate"), shall not be deemed a transfer under Section 9.01 for which consent is required,
                                     ------------
provided that: (i) Tenant notifies Landlord of any such assignment or sublease;
(ii) promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such assignment or sublease or such affiliate;
(iii) if requested by Landlord, guaranty this Lease using Landlord's standard guaranty form; (iv) Tenant Affiliate assumes all of Tenant's obligations under this Lease; and (v) such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease. "Control," as used herein, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity.

SECTION 10.02(b)  DEFAULTS.
                  --------

     Add to Section 10.02(b) the following:
            ----------------

"unless such failure is cured within three (3) days after Landlord provides Tenant notice of such monetary default. Notwithstanding the foregoing, Landlord shall only be required to provide Tenant with two (2) late notices during any consecutive twelve (12) month period;"

SECTION 13.12     FORCE MAJEURE.
                  -------------

     If Landlord or Tenant cannot perform any of its obligations due to events beyond such applicable party's control, except with respect to the obligations imposed with regard to Base Rent, Additional Rent and other charges to be paid by Tenant pursuant to this Lease, the time provided for performing such obligations shall be extended by a period of time equal to the duration of such events. Events beyond Landlord's or Tenant's control include, but are not limited to, acts of God, war, civil commotion, labor disputes, strikes, fire, flood or other casualty, shortages of labor or material, government regulation or restriction, waiting periods for obtaining governmental permits or approval or weather conditions.

Addendum\180081.5\RRA\2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000               Addendum - Page 8 of 9     [ALADDIN MANUFACTURING CORP.]


                                ARTICLE FIFTEEN
                        REVENUE AND EXPENSE ACCOUNTING

     Landlord and Tenant agree that, for all purposes (including any determination under Section 467 of the Internal Revenue Code), rental income will accrue to the Landlord and rental expenses will accrue to the Tenant in the amounts and as of the dates rent is payable under the Lease.

                                ARTICLE SIXTEEN
                             LANDSCAPE MAINTENANCE

     Notwithstanding the provisions of Sections 6.03 and 6.04, Landlord shall
                                       ----------------------
maintain, at Tenant's expense, the landscaping of the Property and, if applicable, the common areas. Such maintenance shall include gardening, tree trimming, replacement or repair of landscaping, landscape irrigation systems and similar items. Such maintenance shall also include sweeping and cleaning of asphalt, concrete or other surfaces on the driveway, parking areas, yard areas, loading areas or other paved or covered surfaces. In connection with Landlord's obligations under this Article, Landlord may enter into a contract with a landscape contractor of Landlord's choice to provide some (but not necessarily all) of the maintenance services listed above. Tenant's monthly cost of such contract, hereinafter referred to as the "Landscape Fee" is currently FIVE
HUNDRED TWENTY-FIVE AND NO/100 DOLLARS ($525.00). Landlord shall use its commercially reasonable efforts to maintain competitive contracts and shall promptly notify Tenant of any increase in the Landscape Fee. Tenant agrees to pay monthly to Landlord, as Additional Rent, the Landscape Fee. Tenant shall make such payment together with Tenant's monthly rental payment, without the necessity of notice from Landlord. It is the understanding of the parties that the Landscape Fee only pertains to routine landscape maintenance on the Property and that Landlord may incur expenses in addition to the Landscape Fee in meeting its obligations set forth above. Tenant shall pay to Landlord, as Additional
Rent, within ten (10) days after demand therefore, the cost of such additional expenses.

                               ARTICLE SEVENTEEN
                               GUARANTY OF LEASE

     This Lease is subject to and conditioned upon Tenant delivering to
Landlord, concurrently with Tenant's execution and delivery of this Lease, a
Guaranty (the "Guaranty") in the form attached hereto as Exhibit "F," which
                                                         ------------
Guaranty shall be fully executed by and binding upon Mohawk Industries, Inc., a
Delaware corporation as guarantor. Tenant hereby expressly waives any and all benefits under California Civil Code Section 2822(a) with respect to the
Guaranty, and agrees that Landlord (not Tenant) may designate the portion of
Tenant's Lease obligation that is satisfied by partial payment by Tenant.

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
Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Addendum - Page 9 of 9                       [ALADDIN MANUFACTURING CORP.]

                                [LOGO OF SIOR]


                             OPTION TO EXTEND TERM

                                  LEASE RIDER


     This Rider is attached to and made part of that certain Lease (the Lease") dated August 4, 2000 between MAJESTIC REALTY CO., a California corporation and PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, as Landlord, and ALADIN MANUFACTURING CORPORATION, a Delaware corporation, as Tenant, covering the Property commonly known as 14720 East Alondra Boulevard, La Mirada, california ___________________________________________ (the "Property"). The terms used herein shall have the same definitions as set forth in the Lease. The provisions of this Rider shall supersede any inconsistent or conflicting provisions of the Lease.


A.   Option(s) to Extend Term.

     1. Landlord hereby grants to Tenant one (1) option(s) (the "Option(s)") to extend the Lease Term for additional term(s) of five (5) years each (the "Extension(s)'), on the same terms and conditions as set forth in the Lease, but at an increased rent as set forth below. Each Option shall be exercised only by written notice delivered to Landlord not more than two hundred seventy (270) days nor less than one hundred eighty (180) days before the expiration of the Lease Term or the preceding Extension of the Lease Term, respectively. If Tenant fails to deliver Landlord written notice of the exercise of an Option within the prescribed time period, such Option and any succeeding Options shall lapse, and there shall be no further right to extend the Lease Term. Each Option shall be exercisable by Tenant on the express conditions that (a) at the time of the exercise, and at all times prior to the commencement of such Extension, Tenant shall not be in default under any of the provisions of this Lease and (b) Tenant has not been ten (10) or more days late in the payment of rent more than a total of three (3) times during the Lease Term and all preceding Extensions.

     2.   Personal Options.

          The Option(s) are personal to the Tenant named in Section 1.03 of the Lease or any Tenant's Affiliate described in Section 9.02 of the Lease. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest under the Lease to an entity other than a Tenant Affiliate prior to the exercise of an Option (whether with or without Landlord's consent), such Option and any succeeding Options shall lapse. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease to an entity other than a Tenant Affiliate after the exercise of an Option but prior to the commencement of the respective Extension (whether with or without Landlord's consent), then such Option and any succeeding Options shall lapse, in Landlord's sole discretion, and the Lease Term shall expire as if such Option were not exercised. If Tenant subleases any portion of the Property or assigns or otherwise transfers any interest of Tenant under the Lease in accordance with Article 9 of the Lease after the exercise of an Option and after the commencement of the Extension related to such Option, then the term of the Lease shall expire upon expiration of the Extension during which such sublease or transfer occurred and only the succeeding Options shall lapse.

B.   Calculation of Rent.

     The Base Rent during the Extension(s) shall be determined by one or a combination of the following methods (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

        2.  Fair Rental Value Adjustment (Section B(2), below) [XX]


(C) 1998 California Chapters
         of the Society of Industrial and [LOGO OF SIOR]                           14720 Alondra Blvd., La Mirada, CA
         Office Realtors,(R) Inc.                                                              [ALADDIN MANUFACTURING
                                                                                                         CORPORATION]

     2.   Fair Rental Value Adjustment.

     The Base Rent shall be increased on the first day of first (1st) month(s) month(s) of the _________________ Extension(s) of the Lease Term (the "Rental Adjustment Date(s)" to the "fair rental value" of the Property, determined in the following manner:

     (a) Not later than one hundred (100) days prior to any applicable Rental Adjustment Date, Landlord and Tenant shall meet in an effort to negotiate, in good faith, the fair rental value of the Property as of such Rental Adjustment Date. If Landlord and Tenant have not agreed upon the fair rental value of the Property at least ninety (90) days prior to the applicable Rental Adjustment Date, the fair rental value shall be determined by appraisal, as follows (INDICATE YOUR CHOICE UPON EXECUTION OF THE LEASE):

          Appraisal by Appraisers.   [_]          Appraisal by Brokers. [XX]

     (b) If Landlord and Tenant are not able to agree upon the fair rental value of the Property within the prescribed time period, then Landlord and Tenant shall attempt to agree in good faith upon a single appraiser or broker, as indicated above, not later than seventy-five (75) days prior the applicable Rental Adjustment Date. If Landlord and Tenant are unable to agree upon a single appraiser/broker within such time period, then Landlord and Tenant shall each appoint one appraiser or broker, as indicated above, not later than sixty-five
(65) days prior to the applicable Rental Adjustment Date. Within (10) days thereafter, the two appointed appraisers/brokers shall appoint a third appraiser or broker, as indicated above. If either Landlord or Tenant fails to appoint its appraiser/broker within the prescribed time period, the single appraiser/broker appointed shall determine the fair rental value of the Property. If both parties fail to appoint appraisers/brokers within the prescribed time periods, then the first appraiser/broker thereafter selected by a party shall determine the fair rental value of the Property. Each party shall bear the cost of its own appraiser or broker and the parties shall share equally the cost of the single or third appraiser or broker, if applicable. If appraisers are used,such appraisers shall have at least five (5) years' experience in the appraisal of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as MAI or equivalent. If brokers are used, such brokers shall have at least five (5) years' experience in the sales and leasing of commercial/industrial real property in the area in which the Property is located and shall be members of professional organizations such as the Society of Industrial Realtors or equivalent.

     (c) For the purposes of such appraisal, the term "fair market value" shall mean the price that a ready and willing tenant would pay, as of the applicable Rental Adjustment Date, as monthly rent to a ready and willing landlord of property comparable to the Property if such property were exposed for lease on the open market for a reasonable period of time and taking into account all of the purposes for which such property may be used. If a single appraiser/broker is chosen, then such appraiser/broker shall determine the fair rental value of the Property. Otherwise, the fair rental value of the Property shall be the arithmetic average of the two (2) of the three (3) appraisals which are closest in amount, and the third appraisal shall be disregarded. In no event, however, shall the Base Rent be reduced by reason of such computation. Landlord and Tenant shall instruct the appraiser(s)/broker(s) to complete their determination of the fair rental value not later than thirty (30) days prior to the applicable Rental Adjustment Date. If the fair rental value is not determined prior to the applicable Rental Adjustment Date, then Tenant shall continue to pay to Landlord the Base Rent applicable to the Property immediately prior to such Extension, until the fair rental value is determined. When the fair rental value of the Property is determined, Landlord shall deliver notice thereof to Tenant, and Tenant shall pay to Landlord, within (10) days after receipt of such notice, the difference between the Base Rent actually paid by Tenant to Landlord and the new Base Rent determined hereunder.

                                                                  14720 E. Alondra Blvd., La Mirada, CA
(C) 1988   California Chapters of the      [LOGO of SIOR]         [ALADDIN MANUFACTURING CORPORATION]
           Society of Industrial and
           Office Realtors,(R) Inc.

Form SOE

          EXHIBIT A
          ---------

          PROPERTY
          --------

          [Attached]


                                   SITE PLAN




                            [GRAPHIC OF SITE PLAN]




                    Ownership Representatives:


                             MIKE ROSKI    (562) 948-4337
                             TRENT WYLDE   (562) 948-4315
                    [LOGO] 13191 Crossroads Parkway North, Sixth Floor City of Industry, CA 91746-3497 www.majesticrealty.com
                    MAJESTIC REALTY CO.

This statement is based upon information which we believe to be correct and is obtained from sources we regard as reliable but we assume no liability for errors or omissions therein.


Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit A - Page 1 of 1                      [ALADDIN MANUFACTURING CORP.]

                                   EXHIBIT B
                                   ---------

Record and return to:

_____________________________
_____________________________

                SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS AGREEMENT, made and entered into as of the __ day of ________________, 19__, by and between _____________________, a _______________, with its principal office at ___________________________________ (hereinafter called
"Mortgagee"), _________________, a _______________________, with its principal office at _______________________________________________ (hereinafter called
"Lessor") and ___________________________________ (hereinafter called "Lessee");

                             W I T N E S S E T H:

        WHEREAS, Lessee has by a written lease dated _______________, and all future amendments, modifications and extensions approved in writing by Mortgagee (hereinafter called the "Lease") leased from Lessor all or part of certain real estate and improvements thereon located in the City of ________________ as more particularly described in Exhibit A attached hereto (the "Demised Premises"); and

        WHEREAS, Lessor is encumbering the Demised Premises as security for a loan (the "Loan") from Mortgagee to Lessor (the "Mortgage"); and

        WHEREAS, Lessee, Lessor and Mortgagee have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Mortgage;

        NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

        (1) Lessee's interest in the Lease and all rights of Lessee thereunder, including any purchase option or right of first refusal in connection with a sale of the Demised Premises, if any, shall be and are hereby declared subject and subordinate to the Mortgage upon the Demised Premises and its terms, and the term "Mortgage" as used herein shall also include any amendment, supplement, modification, renewal, refinance or replacement thereof.

        (2) In the event of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, provided that the Lessee shall not then be in default beyond any grace period under the Lease and that the Lease shall then be in full force and effect, then Mortgagee shall neither terminate the Lease nor join Lessee in foreclosure proceedings, nor disturb Lessee's possession, and the Lease shall continue in full force and effect as a direct lease between Lessee and Mortgagee.

        (3) After the receipt by Lessee of notice from Mortgagee of any foreclosure of the Mortgage or any conveyance of the Demised Premises in lieu of foreclosure, Lessee will thereafter attorn to and recognize Mortgagee or any purchaser at any foreclosure sale or otherwise as its substitute lessor on the terms and conditions set forth in the Lease.

        (4) Lessee has not and shall not prepay any of the rents under the Lease more than one month in advance except with the prior written consent of Mortgagee.


        (5) In no event shall Mortgagee be liable for the return of any security deposit, any act or omission of the Lessor, nor shall Mortgagee be subject to any offsets or deficiencies which Lessee may be entitled to assert against the Lessor as a result of any act or omission of Lessor occurring prior to Mortgagee's obtaining title to the Demised Premises, it being understood that nothing in this clause shall be deemed to exclude Mortgagee from responsibility for repairs and maintenance required of the Lessor under the Lease from and after the date Mortgagee acquires title to the Demised Premises, whether or not the need for such repairs or maintenance accrued before or after such date; provided, however, that in no event shall Mortgagee be responsible for consequential damages resulting from the failure of Lessor to undertake such repairs and maintenance.

        (6) So long as the Loan is outstanding, the Lease may not be amended, modified, terminated, or subordinated without the prior written consent of Mortgagee.

        (7) There shall be no merger of the Lease or the leasehold estate created thereby with any other estate in the Demised Premises, including, without limitation, the fee estate, by reason of the same person or entity acquiring or holding, directly or indirectly, the Lease and said leasehold estate and any such other estate.


     Addendum\180081.5\RRA\2945-013                                                          14720 East Alondra Blvd., La Mirada, CA
     September 11, 2000                           Exhibit B - Page 1 of 2                    [ALADDIN MANUFACTURING CORP.]

     (8) All information, notices or requests provided for or permitted to be given or made pursuant to this Agreement shall be deemed to be an adequate and sufficient notice if given in writing and service is made by either (i) registered or certified mail, postage prepaid, in which case notice shall be deemed to have been received three (3) business days following deposit to the mail; or (ii) nationally recognized overnight air courier, next day delivery, prepaid, in which case such notice shall be deemed to have been received one (1) business day following delivery to such courier. All notices shall be addressed to the addresses set forth below, or to such other addresses as may from time to time be specified in writing by Lessee, Lessor or Mortgagee to the other parties hereto:

     If to Mortgagee:

     ________________________
     ________________________
     ________________________

     If to Lessor:
     ________________________
     ________________________
     ________________________

     If to Lessee:
     ________________________
     ________________________
     ________________________

     (9) This Agreement and its terms shall be governed by the laws of the state where the Demised Premises are located and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, including without limitation, any purchaser at any foreclosure sale or otherwise. This Agreement may not be modified orally or in any manner other than by an agreement, in writing, signed by the parties.

     (10) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one agreement.

     IN WITNESS WHEREOF, this Agreement has been fully executed under seal on the day and year first above written.


                                        _________________________________,
                                        Mortgagee

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________


                                        _________________________________,
                                        Lessor

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                        _________________________________,
                                        Lessee

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________

                                        By:______________________________
                                        Name:____________________________
                                        Title:___________________________


Addendum\180081.5\RRA\2945-013         Exhibit B - Page 2 of 2        14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                                    [ALADDIN MANUFACTURING CORP.]

                                   EXHIBIT C
                                   ---------
                             ESTOPPEL CERTIFICATE
                             --------------------

The undersigned, ________________________, does hereby make the following statements:

1. They are the Tenant under a certain Lease dated ________________ with _______________________, as Landlord, leasing the Property commonly known as
__________________________________, California.

2. The Lease dated ___________________ is in full force and effect and the undersigned is aware of no defaults under the terms and conditions of the Lease and has no offsets against rentals due the Landlord or to become due the Landlord.

3. The undersigned accepted possession of the Property on ___________________, the Lease Term began on ___________________________, and ends on ______________________, and the obligation to pay Base Rent begins on
______________________, pursuant to the terms and conditions of the Lease.

4. The total Base Rent to be paid pursuant to the terms of said Lease is not less than $____________________ and no Base Rent has been paid more than one month in advance.

5. In the event of a default by the Landlord under any of the Terms and conditions of the Lease, the undersigned at the same time notice thereof is given to the Landlord, will notify holder of any first mortgage or deed of trust covering the Property, provided Landlord has provided Tenant the address of such Mortgagee. In the event that the default is not cured by the Landlord within the time provided for under the terms and conditions of the Lease and provided the Mortgagee has given the undersigned written notice of Mortgagee's intention to cure such default, the undersigned will allow the Mortgagee the opportunity and sufficient additional time within which to correct Landlord's default, provided the Mortgagee diligently pursues such cure.


                                   ________________________________

                                   By:_____________________________
                                   Title:__________________________
                                   Date:___________________________


Addendum\180081.5\RRA\2945-013         Exhibit C - Page 1 of 1       14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                                   [ALADDIN MANUFACTURING CORP.]

                                   EXHIBIT D
                                   ---------

                          LIST OF HAZARDOUS MATERIALS
                       (Material Safety Data Sheet Name)

          1.   Mohawk Urethane Adhesive

          2.   Mohawk Floor Cleaner

          3.   Mohawk Urethane Remover

Addendum/180081.5/RRA/2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                Exhibit D - Page 1 of 17  [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:  MOHAWK URETHANE ADHESIVE
MSDS Number: 21507
Version Number   001
MSDS Date:       042000
Page Number:     1 of 6
--------------------------------------------------------------------------------


SECTION I - CHEMICAL PRODUCT AND COMPANY IDENTIFICATION
Product Name:                 MOHAWK URETHANE ADHESIVE
CAS Number                    none
Hazard Rating:                Health: 3  Fire:  0  Reactivity:  1

Company Identification:       Franklin International
                              2020 Bruck Street
                              Columbus OH 43207

Contact:                      Franklin Technical Services
Telephone/Fax:                (800) 877-4583  (614)  445-1493
Emergency Phone (24 Hour):    Franklin Security
                              (614) 445-1300
Chemtrec (24 Hour):           (800) 424-9300

Product Class                 urethane
Product Code                  3801

Division                      Construction Adhesives & Sealants

SECTION II - COMPOSITION, INFORMATION ON INGREDIENTS

Hazardous Ingredients                             CAS Number     Percent

Aliphatic petroleum distillates                   64742-47-8        5.20

4.4'-diphenylmetbane diisocyanate                 101-68-8          1.00

OSHA PELa & ACGIH TLVs are listed in Section VIII where applicable. All components of this product are listed on the TSCA inventory except as exempted.

SECTION III - HAZARD IDENTIFICATION

NOTE:
This product reacts with water, releasing carbon dioxide.

EMERGENCY OVERVIEW:
WARNING; COMBUSTIBLE, BYE AND SKIN IRRITANT, POTENTIAL SKIN AND RESPIRATORY SENSITIZER. Contains mineral spirits and residual isocyanate. Keep away from heat, sparks and open flames. Prolonged or repeated skin exposure may cause skin irritation and sensitization or allergic reaction. Do not swallow or allow eye contact. First Aid: If skin contact occurs, wash affected area with soap and flowing water. If irritation persists or allergic reactions develop, seek medical attention. If adverse respiratory effects occur, remove individual to fresh air and seek medical attention. If eye contact occurs flush with water for 15 minutes, seek medical attention. If swallowed, do not induce vomiting, seek medical attention. KEEP OUT OF THE REACH OF CHILDREN. In case of a spill evacuate & ventilate spill area, wear full protective equipment including respiratory equipment during clean-up. If temporary control of isocyanate vapor is required, a blanket of protein foam may be placed over the spill. Dike spill to prevent entry into sewers, storm drains, surface waters and soil. Absorb product with sawdust or other absorbents and shovel into open containers. Do not make pressure tight. Material is a brown mastic with a mineral spirits odor.

ROUTES OF ENTRY:
Ingestion:     Yes
Inhalation:      Yes
Skin:     Yes

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                  14720 East Alondra Blvd., La Mirada. CA
September 11, 2000                          Exhibit D - Page 2 of 17            [ALLADIN MANUFACTURING CORP]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:  MOHAWK URETHANE ADHESIVE
MSDS Number:  21507
Version Number      001
MSDS Date:          042000
Page Number:        2 of 6
--------------------------------------------------------------------------------

Eye:  Yes

INHALATION:
Avoid breathing vapor or mists.
May cause allergic reaction.
At room temperature, vapors are minimal due to low vapor pressure. In some individuals an allergic reaction may occur. However, certain operations may generate vapor or aerosol concentrations sufficient to cause irritation or other adverse effects. Such operations include those in which the material is heated, sprayed or otherwise mechanically dispersed such as drumming, venting or pumping. Excessive exposure may cause irritation of the eyes, upper respiratory tract and lungs. May cause respiratory sensitization in susceptible individuals. MDI concentrations below exposure guidelines may cause allergic reactions in individuals already sensitized. Symptoms may include coughing, difficult breathing and a feeling of tightness in the chest. Effects may be delayed. Impaired lung function (decreased ventilation capacity) has been associated with overexposure to isocyanates.

INGESTION:
No hazard expected in normal industrial use. Do not eat or drink or smoke around chemicals. Follow good hygiene practices.
Single dose oral toxicity is considered to be extremely low. No hazards expected from swallowing small amounts incidental to normal handling operations. Ingestion may cause gastrointestinal irritation.

SKIN:
May cause skin irritation.  Allergic reactions are possible.
A single exposure is not likely to result in the material being absorbed through the skin in harmful amounts.
Prolonged or repeated exposure may cause skin irritation. Skin contact may result in allergic skin reactions or respiratory sensitization but is not expected to result in absorption of amounts sufficient to cause other adverse effects. Material may stick to skin causing irritation upon removal. May stain skin.

EYE:
May cause slight eye irritation.  Corneal injury is unlikely.

MEDICAL CONDITIONS AGGRAVATED BY EXPOSURE:
Lung injury has been observed in laboratory animals after repeated excessive exposure to MDI/polymeric MDI aerosol droplets.

CARCINOGENICITY:
LARC:     No
NTP:      No
OSHA:     No
ACGIH:    No

REPRODUCTIVE TOXICITY:
In laboratory animals, MDI/polymeric MDI do not produce birth defects; other fetal effects occurred only at doses which were toxic to the mother.

TARGET ORGANS:
Eyes, skin, and respiratory tract.

SECTION IV - FIRST AID MEASURES

INHALATION:
Remove to fresh air. If not breathing give mouth to mouth resuscitation. If breathing is difficult, oxygen should be administered by qualified personnel. Call a physician or transport to
--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013        Exhibit D - Page 3 of 17       14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                                   (ALADDIN MANUFACTURING CORP.)

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK URETHANE ADHESIVE
MSDS Number: 21507
Version Number      001
MSDS Date:          042000
Page Number:        3 of 6
--------------------------------------------------------------------------------

a medical facility

INGESTION:
If swallowed, seek medical attention. Do not induce vomiting unless directed to do so by medical personnel.

SKIN:
Wash off with flowing water or shower. Contact physician if persistent irritation occurs.

EYE:
Irrigate with flowing water immediately and continuously for 15 minutes. Consult medical personnel. Material containing MDI may react with moisture of the eye forming thick material which may be difficult to wash from the eye.

SECTION V - FIRE-FIGHTING MEASURES
Flammability Class (OSHA)   IIIB
Flash Range:                greater than 200 F
                            Setaflash
Explosive Range:            Not applicable

EXTINGUISHING MEDIA:
Carbon dioxide, dry chemical, or foam. For large scale fires, alcohol resistant foams are preferred if available. General purpose synthetic foams and protein foams may function, but much less effectively. Water may be used as a blanket for fire extinguishment. If water is used, it should be used in very large quantity. A reaction between water and isocyanate may occur. If possible, contain fire run off water.

HAZARDOUS COMBUSTION PRODUCTS:
When burning, product will release carbon monoxide, carbon dioxide, nitrogen oxide fumes, and isocyanate vapors.

FIRE FIGHTING PROCEDURES:
Fire fighters should use positive pressure self-contained breathing appartus and full protective clothing. Down-wind personnel must be evacuated.

SECTION VI - ACCIDENTAL RELEASE MEASURES

CLEAN-UP:
If possible pump liquid into an approved container or spread absorbent over spill and shovel product/ absorbent mixture into an approved container. If product has dried, scrape up and place in an approved container.

EMERGENCY MEASURES:
Isolate hazard area. Keep unnecessary and unprotected personnel from entering area. Wear all appropriate personal protection equipment (PPE) (See Section
VIII).

SECTION VII - HANDLING & STORAGE

HANDLING:
In accordance with good manufacturing practices, good ventilation of the processing areas is recommended. Gloves are recommended as product is difficult to remove from effected areas if contact with skin occurs.

STORAGE:

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                     14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                    Exhibit D - Page 4 of 17     [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:  MOHAWK URETHANE ADHESIVE
MSDS Number:  21507
Version Date     001
MSDS Date:       042000
Page Number:     4 of 6
--------------------------------------------------------------------------------
Store in tightly closed containers to protect from atmospheric moisture. Replace outage with inert nitrogen. Store at temperature of 75F to 105F.

SECTION VIII - EXPOSURE CONTROLS/PERSONAL PROTECTION
Occupational Exposure Limits
         ACGIH TLV     ACGIH TLV-C     ACGIH STEL    OSHA STEL     OSHA PEL

Aliphatic petroleum distillates
           5.00 mg/M3     N/est          N/est         N/est         5.00 mg/M3

4,4' -diphenylmethane diisocyanate
         N/est            N/est          N/est          0.02 PPM     0.02 PPM

The ACGIH TLV for 4,4'-diphenylmethane diisocyanate is .005 ppm.

ENGINEERING CONTROLS:
Provide general and/or local exhaust ventilation to control airborne levels below the exposure guidelines.

OTHER,
No

RESPIRATORY PROTECTION:
Atmospheric levels should be maintained below the exposure guidelines. For emergency and other conditions where an exposure guidelines may be exceeded. Use an approved positive-pressure self contained breathing apparatus or supplied air respirator with an auxiliary self-contained air supply.

EYE PROTECTION:
Use safety glasses.

SKIN PROTECTION:
Use impervious materials made of butyl or nitrile rubber where skin contact may occur.

GENERAL:
Safety shower and eye wash station.

SECTION IX - PHYSICAL & CHEMICAL PROPERTIES
Form:                              mastic
Appearance/Color:                  brown
Odor:                              mild
Solubility (in water):             nil
pH Value:                          Not applicable
Boiling Range:                     Not applicable
Evaporation Rate:                  Not applicable

% Volatile                         5.2%
Specific Gravity:                  1.48
VOC (California Rule 1168)         77 g/1

SECTION X - STABILITY & REACTIVITY
Stability:                         This product is stable
Hazardous Polymerization:          Hazardous polymerization will not occur

CONDITIONS TO AVOID:
Avoid prolonged heating over 160F (71C) or storage below 75F (24C).
Stable when stored under normal conditions. Decomposition begins at 350F (177C).

INCOMPATIBLITY
Water, acids, bases, alcohols, metal, compounds, and surface active materials. Avoid water as it reacts to generate heat, C02, and

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                       Exhibit D - Page 5 of 17            [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:  MOHAWK URETHANE ADHESIVE
MSDS Number:  21507
Version Number        001
MSDS Date:            042000
Page Number:          5 of 6
--------------------------------------------------------------------------------

insoluble urea. The reaction with water is slow at temperatures less than 120F
(49C), but accelerated at higher temperatures and in the presence of the above mentioned materials. Some reactions may be Vigorous.


HAZARDOUS DECOMPOSITION PRODUCTS:
Excessive heating can produce isocyanate vapor, mist and other hazardous organic compounds.
Decomposition may occur with incompatible reactants, especially strong bases, water or temperatures over 320F (160C).

SECTION XI - TOXICOLOGICAL INFORMATION

Mutagenicity data on MDI are inconclusive. MDI was weakly positive in some in-vitro (test tube) studies; other in-vitro studies were negative. A mutagenicity study in animals was negative.
Mineral spirits can cause mild skin and eye irritation. Overexposure via inahaltion can cause respiratory irritation and central nervous system effects. Mineral spirits can enter the lungs during swallowing or vomiting and cause lung inflammation and chemical pneumonitis.
Based on available information, mineral spirits cannot be classified with respect to carcinogenicity.

SECTION XII - ECOLOGICAL INFORMATION

This formulation has not been tested for environmental effects.

SECTION XIII - DISPOSAL CONSIDERATIONS

WASTE DISPOSAL:
Disposal of this product must comply with all applicable federal, state and local regulations.

CONTAINER DISPOSAL:
Disposal of this container should comply with all applicable federal, state and local regulations.

SECTION XIV - TRANSPORT INFORMATION

UN Number               none
UN Pack Group           N/A
UN Class                N/A
ICAO/IATA Class         Not applicable (* see note)
IMDG Class              Not applicable
Shipping Name           MOHAWK URETHANE ADHESIVE

* Packaging is not approved for shipping by air. Please contact Franklin International for further information.

SECTION XV - REGULATORY INFORMATION

SARA TITLE III SECTION 313:
This product contains the following toxic chemicals subject to the reporting requirements of Section 313 of the Emergency Planning and Community Right to Know Act of 1986 and of 40 CFR 372:
Chemical Name                           CAS Number               Percent

4,4'-diphenylmethane diisocyanate       101-68-8                   1.00

--------------------------------------------------------------------------------


Addendum\180081.5\RRA\2945-013                                             14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                      Exhibit D - Page 6 of 17           [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK URETHANE ADHESIVE
MSDS Number: 21507
Version Number        001
MSDS Data:            042000
Page Number:          6 of 6
--------------------------------------------------------------------------------


PENNSYLVANIA:
Hazardous component required to be listed at 1% or greater:
4,4' -diphenylmethane diisocyanate 101-68-8
mineral spirits; stoddard solvent; 8052-41-3
Non-hazardous components required to be listed at 3% or greater:
reacted urethane prepolymer, mixture

NEW JERSEY:
reacted urethane prepolymer, mixture
petroleum distillate, 64742-47-8
mineral spirits, 8052-41-3
4,4' -diphenylmethane diisocyanate 101-68-8

SECTION XVI - OTHER INFORMATION

REVISION SUMMARY:

MSDs revised to follow 16 section format.

DISCLAIMER:
While the information and recommendations set forth herein are believed to be accurate as of the data hereof, Franklin International makes no warranty, express or implied, with respect thereto and disclaims all liability from reliance thereon.



















--------------------------------------------------------------------------------


                                   Last Page

Addendrum\180081.5\RRA\2945-013                                                      14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                            Exhibit D - Page 7 of 17               [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK FLOOR CLEANER
MSDS Number: 21515
Version Number    01
MSDS Date:        042100
Page Number:      1 of 5
--------------------------------------------------------------------------------

SECTION I - CHEMICAL PRODUCT AND COMPANY IDENTIFICATION
Product Name:              MOHAWK FLOOR CLEANER
CAS Number                 none
Hazard Rating:             Health: 1 Fire: 0  Reactivity: 0

Company Identification:    Franklin International
                           2020 Bruck Street
                           Columbus OH 43207

Contact:                   Franklin Technical Services
Telephone/Fax:             (800) 877-4583 (614) 445-1493
Emergency Phone (24 Hour): Franklin Security
                           (614) 445-1300
Chemtrec (24 Hour):        (800) 424-9300

Product Class              detergent
Product Code               16325

Division                   Construction Adhesives & Sealants

SECTION II - COMPOSITION, INFORMATION ON INGREDIENTS

Hazardous Ingredients            CAS Number    Percent

sodium metasilicate              6834-92-0      7.00

trisodium phosphate              010101-89-0    5.00

OEHA PELs & ACGIH TLVs are listed in Section VIII where applicable. All components of this product are listed on the TSCA inventory except as exempted.

SECTION III - HAZARD IDENTIFICATION

EMERGENCY OVERVIEW:
CAUTION: IRRITANT: Direct contact with the liquid may cause irritation to the skin. Severity or irritation increases with prolonged contact. Can cause eye irritation. Avoid breathing vapor. IN CASE OF EYE CONTACT, flush eyes with water for 15 minutes. Obtain medical attention if irritation persists. IN CASE OF SKIN CONTACT, wipe off and flush with water. Obtain medical attention if irritation occurs. IN CASE OF INHALATION ILL EFFECTS, move to fresh air. KEEP OUT OF THE REACH OF CHILDREN.

ROUTES OF ENTRY:
SKIN:  No
EYE:   No
INGESTION:  No
INHALATION: Yes

INHALATION:
May cause headaches and dizziness.
Vapors may be irritating to eyes and respiratory tract.

INGESTION:
No hazard expected in normal industrial use. Do not eat, drink or smoke around chemicals. Follow good hygiene practices.

SKIN:
Prolonged or repeated skin contact can cause irritation.

EYE:

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                     14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                           Exhibit D - Page 8 of 17              [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK FLOOR CLEANER
MSDS Number: 21515
Version Number      01
MSDS Date:          042100
Page Number:        2 of 5
--------------------------------------------------------------------------------

Substance can cause eye irritation.

MEDICAL CONDITIONS AGGRAVATED BY EXPOSURE:
None identified.

CARCINOGENICITY:
IARC: No
NTP: No
OSHA: No

REPRODUCTIVE TOXICITY:
None currently known.

TARGET ORGANS:
Eyes, skin, and respiratory tract.

SECTION IV - FIRST AID MEASURES


INHALATION:
Remove to fresh air. If not breathing give artificial respiration. If breathing is difficult, give oxygen by trained personnel.

INGESTION:
Call poison control center immediately. Follow their specific instructions.

SKIN:
Wash with soap and water. Contact a physician if irritation develops or persists.

EYE:
Hold eyelids apart and flush with plenty of water for at least 15 minutes. Seek medical attention.

SECTION V - FIRE-FIGHTING MEASURES
Flammability Class (OSHA)     N/A
Flash Range:                  Not applicable
Explosive Range:              Not applicable
                              Not applicable

EXTINGUISHING MEDIA:
Use foam, carbon dioxide, or dry chemical fire fighting apparatus.

HAZARDOUS COMBUSTION PRODUCTS:
Carbon dioxide and some oxides of sulfur.

FIRE FIGHTING PROCEDURES:
Wear a NIOSH approved self-contained breathing apparatus.

SECTION VI - ACCIDENTAL RELEASE MEASURES

CONTAINMENT TECHNIQUES:
Use inert absorbent to dike the spill.

CLEAN-UP:
Mop up as much as possible, then flush residue with large volumes of water.

EMERGENCY MEASURES:
None required.

SECTION VII - HANDLING & STORAGE

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada. CA
September 11, 2000                              Exhibit D - Page 9 of 17                     [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK FLOOR CLEANER
MSDS Number: 21515
Version Number      01
MSDS Date:          042100
Page Number:        3 of 5
--------------------------------------------------------------------------------


HANDLING:
Wash thoroughly after handling.
Do not get material in eyes.
Avoid breathing vapors.
Follow all MSDS/label precautions even after container is emptied. Containers may retain product (residues.)
Open container and use in well ventilated area.
Keep containers closed when not in use.
Avoid prolonged or repeated contact with the skin.

STORAGE:
Keep away from food and drinking water.
Store in a cool, dry place.

PRECAUTIONARY STATEMENT:
Keep out of the reach of children.

SECTION VIII - EXPOSURE CONTROLS/PERSONAL PROTECTION
Occupational Exposure Limits
           ACGIH TLV      ACGIH TLV-C   ACGIH STEL   OSHA STEL     OSHA PEL

sodium metasilicate
            2.00 mg/M3       N/est         N/est       N/est         N/est

trisodium phosphate
            10.00mg/M3       N/est         N/est       N/est        15.00 mg/M3


ENGINEERING CONTROLS:
Use appropriate ventilation as needed to maintain occupational exposure limits.

OTHER:
Facilities storing or utilizing any chemical should be equipped with an eyewash facility and a safety shower.

RESPIRATORY PROTECTION:
Respiratory protection is not expected to be necessary under normal use. Follow requirements for respiratory protection in OSHA 1910.134.

EYE PROTECTION:
Wear chemical safety glasses if splashing or misting of product may occur.

SKIN PROTECTION:
Where skin contact can occur, wear impervious gloves.

SECTION IX - PHYSICAL & CHEMICAL PROPERTIES
Form:                         liquid
Appearance/Color:             green
Odor:                         characteristic
Solubility (in water):        complete
pH Value:                     10.5
Boiling Range:                215.(degrees)F - 290.(degrees)F
Evaporation Rate:             Slower than n-Butyl Acetate

% Volatile                    Not determined
Specific Gravity:             1.06
VOC (California Rule 1168)    Not determined

SECTION X - STABILITY & REACTIVITY
Stability:                    This product is stable
Hazardous Polymerization:     Hazardous Polymerization will not occur

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000               Exhibit D - Page 10 of 17  [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK FLOOR CLEANER
MSDS Number: 21515
Version Number     01
MSDS Date:         042100
Page Number:       4 of 5
--------------------------------------------------------------------------------


CONDITIONS TO AVOID:
None.

INCOMPATIBLITY:
None known.

HAZARDOUS DECOMPOSITION PRODUCTS:
Carbond dioxide and some oxides of sulfur.

SECTION XI - TOXICOLOGICAL INFORMATION

Acute and chronic health effects are not expected as long as good industrial hygeine and safety precautions are followed.

SECTION XII - ECOLOGICAL INFORMATION

This product has not been tested for environmental effects.

SECTION XIII - DISPOSAL CONSIDERATIONS

WASTE DISPOSAL:
Disposal of this product must comply with all applicable federal, state and local regulations.

CONTAINER DISPOSAL:
Disposal of this container should comply with all applicable federal, state and local regulations.

SECTION XIV - TRANSPORT INFORMATION

UN Number                NOI
UN Pack Group            N/A
UN Class                 N/A
ICAO/IATA Class          Nonhazardous (* see note)
IMDG Class               Nonhazardous
Shipping Name            Boxes. Cleaning Compound NOI

* Packaging is not approved for shipping by air. Please contact Franklin International for further information.

SECTION XV - REGULATORY INFORMATION

PENNSYLVANIA:
Hazardous components required to be listed at 1% or more:
trisodium phosphate; 010101-89-0
Nonhazardous components required to be listed at 3% or more:
sodium metasilicate; 6834-92-0

NEW JERSEY:
sodium metasilicate 6834-92-0, trisodium phosphate 010101-89-0

SECTION XVI - OTHER INFORMATION

REVISION SUMMARY:

MSDS revised to follow 16 section format.

DISCLAIMER:

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit D - Page 11 of 17                    [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:   MOHAWK FLOOR CLEANER
MSDS Number:   21515
Version Number           01
MSDS Date:               042100
Page Number:             5 of 5
--------------------------------------------------------------------------------

While the information and recommendations set forth herein are believed to be accurate as of the data hereof, Franklin International makes no warranty, express or implied, with respect thereto and disclaims all liability from reliance thereon.









--------------------------------------------------------------------------------

                                   Last Page

Addendum\180081.5\RRA\2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000               Exhibit D - Page 12 of 17  [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:   MOHAWK URETHANE REMOVER
MSDS Number:   21526
Version Number      01
MSDS Date:          042100
Page Number:        1 of 5
--------------------------------------------------------------------------------

SECTION I - CHEMICAL PRODUCT AND COMPANY IDENTIFICATION
Product Name:                 MOHAWK URETHANE REMOVER
CAS Number:                   none
Hazard Rating:                Health:   1    Fire:    1     Reactivity:   0


Company Identification:       Franklin International
                              2020 Bruck Street
                              Columbus OH 43207

Contact:                      Franklin Technical Services
Telephone/Fax:                (800) 877-4583  (614) 445-1493
Emergency Phone (24 Hour):    Franklin Security
                              (614) 445-1300
Chemtrec (24 Hour):           (800) 424-9300

Product Class                 cleaning compound
Product Code                  16315

Division                      Construction Adhesives & Sealants

SECTION II - COMPOSITION, INFORMATION ON INGREDIENTS

Hazardous Ingredients                   CAS Number         Percent

dimethyl gluterate                      1119-40-0           35.00

dimethyl adipate                        627-93-0            18.00

2-butoxyethanol                         111-76-2             6.00

OSHA PELs & ACGIH TLVs are listed in Section VIII where applicable.
All components of this product are listed on the TSCA inventory except as exempted.

SECTION III - HAZARD IDENTIFICATION

EMERGENCY OVERVIEW:
CAUTION: IRRITANT: Direct contact with product can cause eye, skin, and respiratory tract irritation. Severity of irritation increases with prolonged contact. Overexposure to vapor may irritate eyes, nose, and throat. Avoid eye and skin contact. Avoid breathing vapor. Provide adequate ventilation to reduce vapors below discomfort level. IN CASE OF EYE CONTACT, flush eyes with water for 15 minutes. Obtain medical attention. IN CASE OF SKIN CONTACT, wipe off and flush with water. Obtain medical attention if irritation occurs. IN CASE OF INHALATION ILL EFFECTS, move to fresh air. Close container after each use. KEEP OUT OF REACH OF CHILDREN.

ROUTES OF ENTRY:
INHALATION:  Yes

SKIN:  No
EYE:   No
INGESTION:  No

INHALATION:
High vapor concentrations are irritating to the nose, throat and lungs and can cause coughing, chest tightness, chest pain and runny nose.

INGESTION:
No hazard expected in normal industrial use. Do not eat, drink or smoke around chemicals. Follow good hygiene practices.

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit D - Page 13 of 17                    [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK URETHANE REMOVER
MSDS Number: 21526
Version Number      01
MSDS Date:          042100
Page Number:        2 of 5
--------------------------------------------------------------------------------

SKIN:
Prolonged or repeated skin contact can cause irritation.

EYE:
Substance may cause moderate eye irritation.

MEDICAL CONDITIONS AGGRAVATED BY EXPOSURE:
None identified.

CARCINOGENICITY:
IARC:  No
NTP:  No
OSHA:  No

REPRODUCTIVE TOXICITY:
None currently known.

TARGET ORGANS:
Eyes, skin, and respiratory tract.

SECTION IV - FIRST AID MEASURES

INHALATION:
Remove to fresh air. If not breathing give artificial respiration. If breathing is difficult, give oxygen by trained personnel.

INGESTION:
Call poison control center immediately. Follow their specific instructions. Do not induce vomiting. Aspiration into lungs may cause chemical pneumonitis.

SKIN:
Remove contaminated clothing. Wash with soap and water. Contact a physician if irritation develops or persists.

EYE:
Hold eyelids apart and flush with plenty of water for at least 15 minutes. Seek medical attention.

SECTION V - FIRE-FIGHTING MEASURES
Flammability Class (OSHA)     IIIB
Flash Range:                  *141 F
                              Tag Open Cup
Explosive Range:              Not applicable
                              Not applicable

EXTINGUISHING MEDIA:
Use alcohol foam, carbon dioxide, or dry chemical when fighting fires involving this product.

HAZARDOUS COMBUSTION PRODUCTS:
Carbon monoxide and/or carbon dioxide may be released during combustion.

FIRE FIGHTING PROCEDURES:
Wear a NIOSH approved self-contained breathing apparatus.

SECTION VI - ACCIDENTAL RELEASE MEASURES

CONTAINMENT TECHNIQUES:
Use inert absorbent to dike the spill.


--------------------------------------------------------------------------------
* Greater than

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit D - Page 14 of 17                    [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK URETHANE REMOVER
MSDS Number: 21526
Version Number      01
MSDS Date:          042100
Page Number:        3 of 5
--------------------------------------------------------------------------------

CLEAN-UP:
If possible pump liquid into an approved container or spread absorbent over spill and shovel product/absorbent mixture into an approved container. If product has dried, scrape up and place in an approved container.
Ventilate area of spill.

EMERGENCY MEASURES:
None required.

SECTION VII - HANDLING & STORAGE


HANDLING:
Wash thoroughly after handling.
Do not get material in eyes.
Avoid breathing vapors.
Use only in well ventilated area.
Avoid prolonged or repeated contact with the skin.

STORAGE:
Keep away from sources of ignition.
Store in a cool, dry place.

PRECAUTIONARY STATEMENT:
Keep out of the reach of children.

SECTION VIII - EXPOSURE CONTROLS/PERSONAL PROTECTION
Occupational Exposure Limits

               ACGIH TLV      ACGIH TLV-C      ACGIH STEL     OSHA STEL      OSHA PEL
dimethyl gluterate
                N/est          N/est            N/est          N/est          N/est
dimethyl adipate
                N/est          N/est            N/est          N/est          N/est
2-butoxyethanol
                25.00 PPM      N/est            N/est          N/est          25.00 PPM

ENGINEERING CONTROLS:
Use appropriate ventilation as needed to maintain occupational exposure limits.

OTHER:
Facilities storing or utilizating any chemical should be equipped with an eyewash facility and a safety shower.

RESPIRATORY PROTECTION:
Respiratory protection is not expected to be necessary under normal use. Follow requirements for respiratory protection in OSHA 1910.134.

EYE PROTECTION:
Wear chemical safety glasses if splashing or misting of product may occur.

SKIN PROTECTION:
Where skin contact can occur, wear impervious gloves.

SECTION IX - PHYSICAL & CHEMICAL PROPERTIES
Form:                         liquid
Appearance/Color:             light yellow
Odor:                         light sweet odor
Solubility (in water):        dispersible in water

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                  14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                          Exhibit D - Page 15 of 17           [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name: MOHAWK URETHANE REMOVER
MSDS Number: 21526
Version Number       01
MSDS Date:           042100
Page Number:         4 of 5
--------------------------------------------------------------------------------

pH Value:                    Not Applicable
Boiling Range:               >300 F
Evaporation Rate:            Slower than n-Butyl Acetate

% Volatile                   Not determined
Specific Gravity:            0.91
VOC (California Rule 1168)   Not determined

SECTION X - STABILITY & REACTIVITY
Stability:                   This product is stable
Hazardous Polymerization:    Hazardous polymerization will not occur

CONDITIONS TO AVOID:
Heat and open flames.

INCOMPATIBILITY:
Strong oxidizing agents, acids and bases.

HAZARDOUS DECOMPOSITION PRODUCTS:
Carbon monoxide and/or carbon dioxide.

SECTION XI - TOXICOLOGICAL INFORMATION

Inhalation of vapors may be irritating to the eyes and respiratory system. Direct and prolonged contact with the skin is irritating.

SECTION XII - ECOLOGICAL INFORMATION

This product has not been tested for environmental effects.

SECTION XIII - DISPOSAL CONSIDERATIONS

WASTE DISPOSAL:
Disposal of this product must comply with all applicable federal, state and local regulations.

CONTAINER DISPOSAL:
Disposal of this container should comply with all applicable federal, state and local regulations.

SECTION XIV - TRANSPORT INFORMATION

UN Number                    N/A
UN Pack Group                N/A
UN Class                     ORM-D
ICAO/IATA Class              Nonhazardous (* see note)
IMDG Class                   Nonhazardous
Shipping Name                Consumer Commodity Franklin Urethane Remover

* Packaging is not approved for shipping by air. Please contact Franklin International for further information.

SECTION XV - REGULATORY INFORMATION

SARA TITLE III SECTION 313:
This product contains the following toxic chemicals subject to the reporting requirements of Section 313 of the Emergency Planning and Community Right to Know Act of 1986 and of 40 CFR 372:
Chemical Name                           CAS Number           Percent

--------------------------------------------------------------------------------

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit D - Page 16 of 17                    [ALADDIN MANUFACTURING CORP.]

                            Franklin International
                          MATERIAL SAFETY DATA SHEET

MSDS Name:  MOHAWK URETHANE REMOVER
MSDS Number:  21526
Version Number   01
MSDS Date:       042100
Page Number:     5 of 5
--------------------------------------------------------------------------------

2-butoxyethanol                             111-76-2                  6.00

PENNSYLVANIA:
Hazardous components required to be listed at 1% or more:
2-Butoxyethanol; 111-76-2
Nonhazardous components required to be listed at 3% or more:
Dimethyl glutenate; 1119-40-0
Dimethyl adipate; 627-93-0

NEW JERSEY:
Dimethyl glutenate 1119-40-0; dimethyl adipate 627-93-0;
2-Butoxyethanol 111-76-2

SECTION XVI - OTHER INFORMATION

REVISION SUMMARY:

MSDS revised to follow 16 section format.

DISCLAIMER:
While the information and recommendations set forth herein are believed to be accurate as of the data hereof, Franklin International makes no warranty, express or implied, with respect thereto and disclaims all liability from reliance thereon.


--------------------------------------------------------------------------------

                                   Last Page

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit D - Page 17 of 17                    [ALADDIN MANUFACTURING CORP.]

                                   EXHIBIT E
                                   ---------

                              TENANT WORK LETTER
                              ------------------

     This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Property. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Property, in sequence, as such issues will arise during the actual construction of the Property. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean such relevant portions of the Industrial Real Estate Lease to which this Tenant Work Letter is attached as Exhibit "E" and of which this Tenant Work Letter forms a part, and all
----------
references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean such relevant portions of this Tenant Work Letter.

                                   SECTION 1
                                   ---------

                    CONSTRUCTION DRAWINGS FOR THE PROPERTY
                    --------------------------------------

     Landlord shall construct the following improvements in the Property at Landlord's sole cost and expense: (i) paint the existing office walls; (ii) replace the damaged ceiling tiles, as needed in Landlord's sole discretion, in the existing office area; (iii) renovate, as needed in Landlord's sole discretion, the restroom facilities; (iv) repair or replace the inoperable lighting fixtures; (v) repair or resurface the asphalt parking area as necessary in Landlord's sole discretion; (vi) paint the interior concrete tilt-up walls of the building; (vii) remove existing walls as highlighted in orange on Schedule 1
                                                                      ----------
attached hereto; (viii) restore the door in the showroom in approximately such location as highlighted in green on Schedule 1; (ix) install Landlord's standard
                                    ----------
sliding glass window in approximately such location as set forth on Schedule 1;
                                                                    ----------
(x) remove showroom cabinets and marlite in approximately such location as set forth on Schedule 1; and (xi) touch up the paint on the exterior walls as needed
         ----------
in Landlord's sole discretion (collectively, the "Tenant Improvements") in accordance with the drawing attached hereto as Schedule 1. Tenant shall make no
                                               ----------
changes or modifications to the Tenant Improvements without the prior written consent of Landlord, which consent may be withheld in Landlord's sole discretion if such change or modification would directly or indirectly delay the "Substantial Completion," as that term is defined in Section 5.1 of this Tenant
                                                     -----------
Work Letter, of the Property or increase the cost of designing or constructing the Tenant Improvements.

                                   SECTION 2
                                   ---------

                             OVER-ALLOWANCE AMOUNT
                             ---------------------

     In the event that after Tenant's execution of this Lease, any revisions, changes, or substitutions shall be made to the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions shall be paid by Tenant to Landlord immediately upon Landlord's request as an over-allowance amount (the "Over-Allowance Amount"). The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any portion of Landlord's contribution to the construction of the Tenant Improvements.

                                   SECTION 3
                                   ---------

                    CONTRACTOR'S WARRANTIES AND GUARANTIES
                    --------------------------------------

     Landlord hereby assigns to Tenant all warranties and guaranties by the contractor who constructs the Tenant Improvements (the "Contractor") relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

                                   SECTION 4
                                   ---------

                       BUILDING STANDARD SPECIFICATIONS
                       --------------------------------

     Landlord shall use Landlord's standard components and materials in constructing the Tenant Improvements in the Property.

Addendum\180081.5\RRA\2945-013                                        14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                   Exhibit E - Page 1 of 3          [ALADDIN MANUFACTURING CORP.]

                                   SECTION 5
                                   ---------

                    COMPLETION OF THE TENANT IMPROVEMENTS;
                    --------------------------------------
                            LEASE COMMENCEMENT DATE
                            -----------------------

     5.1  Ready for Occupancy. The property shall be deemed "Ready for
          -------------------
Occupancy" upon the Substantial completion of the Property. For purposes of this Lease, "Substantial Completion" of the Property shall occur upon the completion of construction of the Tenant Improvements in the Property pursuant to the Approved Working Drawings, with the exception of any punch list items and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor.

     5.2  Delay of the Substantial Completion of the Property. Except as
          ---------------------------------------------------
provided in this Section 5.2, the Lease Commencement Date shall occur as set
                 -----------
forth in Article 2 of the Lease and Section 5.1, above. If there shall be a
         ---------                  -----------
delay or there are delays in the Substantial Completion of the Property or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as set forth in Article 2 of the Lease, as a direct,
                                   ---------
indirect, partial, or total result of:

          5.2.1 Tenant's failure to timely approve any matter requiring Tenant's approval;

          5.2.2 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

          5.2.3     Tenant's request for changes in the Tenant Improvements; or

          5.2.4 Any other acts or omissions of Tenant, or its agents, or employees;

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Property, the Substantial Completion of the Property shall be deemed to be the date the Substantial Completion of the Property would have occurred if no Tenant delay or delays,as set forth above, had occurred.

                                   SECTION 6
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     6.1  Tenant's Representative. Tenant has designated Larry Morris as its
          -----------------------
sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

     6.2  Landlord's Representative. Landlord has designated Mike Roski as its
          -------------------------
sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

     6.3  Time of the Essence in This Tenant Work Letter. Unless otherwise
          ----------------------------------------------
indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

     6.4  Tenant's Lease Default. Notwithstanding any provision to the contrary
          ----------------------
contained in this Lease, if an event of default as described in Section 10.02 of
                                                                -------------
the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Property, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to cause Contractor to cease the construction of the Property (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Property caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter) and (ii) all other
                ---------
obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

     6.5  Alterations. Landlord hereby consents to Tenant's installation of
          -----------
carpeting and flooring throughout the existing office area and restrooms ("Alterations"); provided that Landlord has substantially completed the Tenant Improvements. Landlord hereby (a) consents to the construction of Alterations, subject to (i) All contractors shall be licensed and in good standing by the Department of Consumer Affairs Contractor State License Board, State of California with at least five (5) years experience; (ii) Tenant delivery to Landlord invoices for all of labor rendered and materials delivered to the Property; (iii) executed mechanic's lien releases for all of Alterations which shall comply with the appropriate provisions, as reasonably determined by Landlord, of California Civil Code Section 3262(d); (iv) Within ten (10) days after completion of construction of the Alterations, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the county in which the Property is located in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord


Addendum\180081.5\RRA\2945-013                                                            14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                Exhibit E - Page 2 of 3                 [ALADDIN MANUFACTURING CORP.]

upon such recordation; however, if Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense; and (v) Alterations are constructed in good workmanlike manner. Upon the completion of Alterations, Alterations shall become Landlord's property and shall be surrendered to Landlord upon the expiration or earlier termination of the Lease. Tenant's indemnity of Landlord as set forth in the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of Alterations and/or Tenant's disapproval of all or any portion of any request for payment.

Addendum/180081.5/RRA/2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                Exhibit E - Page 3 of 3   [ALADDIN MANUFACTURING CORP.]

                                   EXHIBIT F
                                   ---------

                               GUARANTY OF LEASE
                               -----------------

     THIS GUARANTY OF LEASE (this "Guaranty") is made as of August 4, 2000, by
MOHAWK INDUSTRIES, INC., a Delaware corporation (the "Guarantor"), in favor of
MAJESTIC REALTY CO., a California corporation and PRINCIPAL LIFE INSURANCE
COMPANY, an Iowa corporation (collectively, "Landlord").

     WHEREAS, ALADDIN MANUFACTURING CORPORATION, a Delaware corporation
("Tenant") and Landlord desire to enter into that certain Industrial Lease (the
"Lease") dated August 4, 2000 concerning the premises located at 14720 East
Alondra Boulevard, La Mirada, California ("Property");

     WHEREAS, Guarantor has a financial interest in the Tenant; and

     WHEREAS, Landlord would not execute the Lease if Guarantor did not execute and deliver to Landlord this Guaranty.

     NOW THEREFORE, for and in consideration of the execution of the foregoing
Lease by Landlord and as a material inducement to Landlord to execute said
Lease, Guarantor hereby absolutely, presently, continually, unconditionally and irrevocably guarantees the prompt payment by Tenant of all rentals and all other sums payable by Tenant under said Lease and the faithful and prompt performance by Tenant of each and every one of the terms, conditions and covenants of said
Lease to be kept and performed by Tenant, and further agrees as follows:

     1. It is specifically agreed and understood that the terms, covenants and conditions of the Lease may be altered, affected, modified, amended, compromised, released or otherwise changed by agreement between Landlord and Tenant, or by course of conduct and Guarantor does guaranty and promise to perform all of the obligations of Tenant under the Lease as so altered, affected, modified, amended, compromised, released or changed and the Lease may be assigned by or with the consent of Landlord or any assignee of Landlord without consent or notice to Guarantor and that this Guaranty shall thereupon and thereafter guaranty the performance of said Lease as so changed, modified, amended, compromised, released, altered or assigned.

     2. This Guaranty shall not be released, modified or affected by failure or delay on the part of Landlord to enforce any of the rights or remedies of Landlord under the Lease, whether pursuant to the terms thereof or at law or in equity, or by any release of any person liable under the terms of the Lease
(including, without limitation, Tenant) or any other guarantor, including without limitation, any other Guarantor named herein, from any liability with respect to Guarantor's obligations hereunder.

     3. Guarantor's liability under this Guaranty shall continue until all rents due under the Lease have been paid in full in cash and until all other obligations to Landlord have been satisfied, and shall not be reduced by virtue of any payment by Tenant of any amount due under the Lease. If all or any portion of Tenant's obligations under the Lease is paid or performed by Tenant, the obligations of Guarantor hereunder shall continue and remain in full force and effect in the event that all or any part of such payment(s) or performance(s) is avoided or recovered directly or indirectly from Landlord as a preference, fraudulent transfer or otherwise.

     4. Guarantor warrants and represents to Landlord that Guarantor now has and will continue to have full and complete access to any and all information concerning the Lease, the value of the assets owned or to be acquired by Tenant, Tenant's financial status and its ability to pay and perform the obligations owed to Landlord under the Lease. Guarantor further warrants and represents that Guarantor has reviewed and approved copies of the Lease and is fully informed of the remedies Landlord may pursue, with or without notice to Tenant, in the event of default under the Lease. So long as any of Guarantor's obligations hereunder remains unsatisfied or owing to Landlord, Guarantor shall keep fully informed as to all aspects of Tenant's financial condition and the performance of said obligations.

     5. Guarantor hereby covenants and agrees with Landlord that if a default shall at any time occur in the payment of any sums due under the Lease by Tenant or in the performance of any other obligation of Tenant under the Lease, Guarantor shall and will forthwith upon demand pay such sums, and any arrears thereof, to Landlord in legal currency of the United States of America for payment of public and private debts, and take all other actions necessary to cure such default and perform such obligations of Tenant.

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
Addendum\180081.5\RRA\2945-013       Exhibit F - Page 1 of 4     14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                               [ALADDIN MANUFACTURING CORP.]

     6. The liability of Guarantor under this Guaranty is a guaranty of payment and performance and not of collectibility, and is not conditioned or contingent upon the genuineness, validity, regularity or enforceability of the Lease or the pursuit by Landlord of any remedies which it now has or may hereafter have with respect thereto, at law, in equity or otherwise.

     7. Guarantor hereby waives and agrees not to assert or take advantage of to the extent permitted by law: (i) all notices to Guarantor, to Tenant, or to any other person, including, but not limited to, notices of the acceptance of this Guaranty or the creation, renewal, extension, assignment, modification or accrual of any of the obligations owed to Landlord under the Lease and, except to the extent set forth in Paragraph 9 hereof, enforcement of any right or remedy with respect thereto, and notice of any other matters relating thereto,
(ii) notice of acceptance of this Guaranty; (iii) demand of payment, presentation and protest; (iv) any right to require Landlord to apply to any default any security deposit or other security it may hold under the Lease; (v) any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof; (vi) any right or defense that may arise by reason of the incapability, lack or authority, death or disability of Tenant or any other person; and (vii) all principles or provisions of law which conflict with the terms of this Guaranty. Guarantor further agrees that Landlord may enforce this Guaranty upon the occurrence of a default under the Lease, notwithstanding any dispute between Landlord and Tenant with respect to the existence of said default or performance of the obligations under the Lease or any counterclaim, set-off or other claim which Tenant may allege against Landlord with respect thereto. Moreover, Guarantor agrees that Guarantor's obligations shall not be affected by any circumstances which constitute a legal or equitable discharge of a guarantor or surety.

     8. Guarantor agrees that Landlord may enforce this Guaranty without the necessity of proceeding against Tenant or any other guarantor. Guarantor hereby waives the right to require Landlord to proceed against Tenant, to proceed against any other guarantor, to exercise any right or remedy under the Lease or to pursue any other remedy or to enforce any other right.

     9. (a) Guarantor agrees that nothing contained herein shall prevent Landlord from suing on the Lease or from exercising any rights available to it thereunder and that the exercise of any of the aforesaid rights shall not constitute a legal or equitable discharge of Guarantor. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits under California Civil Code (S)(S) 2809, 2810, 2819, 2845, 2847, 2848, 2849 and 2850; and the second sentence of California Civil Code (S) 2822(a). In addition, Guarantor agrees that Landlord (not Tenant) shall have the right to designate the portion of Tenant's obligations under the Lease that is satisfied by a partial payment by Tenant.

          (b) Guarantor agrees that Guarantor shall have no right of subrogation against Tenant or any right of contribution against any other guarantor hereunder unless and until all amounts due under the Lease have been paid in full and all other obligations under the Lease have been satisfied. Guarantor further agrees that, to the extent the waiver of Guarantor's rights of subrogation and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation Guarantor may have against Tenant shall be junior and subordinate to any rights Landlord may have against Tenant, and any rights of contribution Guarantor may have against any other guarantor shall be junior and subordinate to any rights Landlord may have against such other guarantor.

          (c) The obligations of Guarantor under this Guaranty shall not be altered, limited or affected by any case, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Tenant or any defense which Tenant may have by reason of order, decree or decision of any court or administrative body resulting from any such case. Landlord shall have the sole right to accept or reject any plan on behalf of Guarantor proposed in such case and to take any other action which Guarantor would be entitled to take, including, without limitation, the decision to file or not file a claim. Guarantor acknowledges and agrees that any payment which accrues with respect to Tenant's obligations under the Lease (including, without limitation, the payment of rent) after the commencement of any such proceeding (or, if any such payment ceases to accrue by operation of law by reason of the commencement of such proceeding, such payment as would have accrued if said proceedings had not been commenced) shall be included in Guarantor's obligations hereunder because it is the intention of the parties that said obligations should be determined without regard to any rule or law or order which may relieve Tenant of any of its obligations under the Lease. Guarantor hereby permits any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person to pay Landlord, or allow the claim of Landlord in respect of, any such payment accruing after the date on which such proceeding is commenced. Guarantor hereby assigns to Landlord Guarantor's right to receive any payments from any trustee in bankruptcy, receiver, debtor-in-possession, assignee for the benefit of creditors or similar person by way of dividend, adequate protection payment or otherwise.

Addendum\180081.5\RRA\2945-013                                                               14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                              Exhibit F - Page 2 of 4                      [ALADDIN MANUFACTURING CORP.]


     10. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Guaranty or pursuant to any applicable law or requirement of public authority, shall be in writing (whether or not so stated elsewhere in this Guaranty) and shall be deemed to have been properly given, rendered or made only if hand-delivered or sent by first-class mail, postage pre-paid, addressed to the other party at its respective address set forth below, and shall be deemed to have been given, rendered or made on the day it is hand-delivered or one day after it is mailed, unless it is mailed outside of Los Angeles County, California, in which case it shall be deemed to have been given, rendered or made on the third business day after the day it is mailed. By giving notice as provided above, either party may designate a different address for notices, statements, demands, consents, approvals or other communications intended for it.

To Guarantor:       Salvatore J. Perillo ESQ.
                    160 South Industrial Boulevard
                    Calhoun, Georgia 30701

To Landlord:        c/o Majestic Realty Co.
                    13191 Crossroads Parkway North
                    Sixth Floor
                    City of Industry, California 91746

     11.  Guarantor represents and warrants to Landlord as follows:

          (a) No consent of any other person, including, without limitation, any creditors of Guarantor, and no license, permit approval or authorization of, exemption by, notice or report to, or registration, filing or declaration within any governmental authority is required by Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been duly executed and delivered by Guarantor, and constitutes the legally valid and binding obligation of Guarantor enforceable against such Guarantor in accordance with its terms.

          (b) To the best of Guarantor's knowledge, the execution, delivery and performance of this Guaranty will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or of any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of Guarantor's assets may be bound, and will not result in, or require, the creation or imposition of any lien on any of such Guarantor's property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

     12. The obligations of Tenant under the Lease to execute and deliver estoppel statements, as therein provided, shall be deemed to also require the Guarantor hereunder to do and provide the same relative to Guarantor.

     13. This Guaranty shall be binding upon each Guarantor, such Guarantor's heirs, representatives, administrators, executors, successors and assigns and shall inure to the benefit of and shall be enforceable by Landlord, its successors, endorsees and assigns. Any married person executing this Guaranty agrees that recourse may be had against community assets and against his separate property for the satisfaction of all obligations herein guaranteed. As used herein, the singular shall include the plural, and the masculine shall include the feminine and neuter and vice versa, if the context so requires.

     14. The term "Landlord" whenever used herein refers to and means the Landlord specifically named in the Lease and also any assignee of said Landlord, whether by outright assignment or by assignment for security, and also any successor to the interest of said Landlord or of any assignee in the Lease or any part thereof, whether by assignment or otherwise. So long as the Landlord's interest in or to demised premises (as that term is used in the Lease) or the rents, issues and profits therefrom, or in, to or under the Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantor of the Landlord's interest in demised premises or under the Lease shall affect the continuing obligations of Guarantor under this Guaranty, which obligations shall continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchaser at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.

     15. The term "Tenant" whenever used herein refers to and means the Tenant in the Lease specifically named and also any assignee or sublessee of said Lease and also any successor to the

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
Addendum\180081.5\RRA\2945-013                              14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                Exhibit F - Page 3 of 4   [ALADDIN MANUFACTURING CORP.]

interests of said Tenant, assignee or sublessee of such Lease or any part thereof, whether by assignment, sublease or otherwise.

     16. In the event of any dispute or litigation regarding the enforcement or validity of this Guaranty, Guarantor shall be obligated to pay all charges, costs and expenses (including, without limitation, reasonable attorneys' fees) reasonably incurred by Landlord, whether or not any action or proceeding is commenced regarding such dispute and whether or not such litigation is prosecuted to judgement.

     17. This Guaranty shall be governed by and construed in accordance with the laws of California and in a case involving diversity of citizenship, shall be litigated in and subject to the jurisdiction of the courts of California.

     18. Every provision of this Guaranty is intended to be severable. In the event any term or provision hereof is declared to be illegal or invalid for any reason whatsoever by a court of competent jurisdiction, such illegality or invalidity shall not affect the balance of the terms and provisions hereof, which terms and provisions shall remain binding and enforceable.

     19. This Guaranty may be executed in any number of counterparts each of which shall be deemed an original and all of which shall constitute one and the same Guaranty with the same effect as if all parties had signed the same signature page. Any signature page of this Guaranty may be detached from any counterpart of this Guaranty and re-attached to any other counterpart of this Guaranty identical in form hereto but having attached to it one or more additional signature pages.

     20. No failure or delay on the part of Landlord to exercise any power, right or privilege under this Guaranty shall impair any such power, right or privilege or be construed to be a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     21. This Guaranty shall constitute the entire agreement between each Guarantor and the Landlord with respect to the subject matter hereof. No provision of this Guaranty or right of Landlord hereunder may be waived nor may Guarantor be released from any obligation hereunder except by a writing duly executed by an authorized officer, director or trustee of Landlord.

     22. The liability of Guarantor and all rights, powers and remedies of Landlord hereunder and under any other agreement now or at any time hereafter in force between Landlord and Guarantor relating to the Lease shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Landlord by law.

     IN WITNESS WHEREOF, Guarantor have executed this Guaranty as of the day and year first above written.


                                   MOHAWK INDUSTRIES, INC.,
                                   a Delaware corporation


                                   By: /s/ Salvatore J. Perillo
                                      -----------------------------

                                         SALVATORE J. PERILLO
                                    Its: ASSISTANT SECRETARY/
                                         GENERAL COUNSEL
                                        ---------------------------

                                   By: ____________________________

                                    Its: __________________________

Addendum\180081.5\RRA\2945-013                                                           14720 East Alondra Blvd., La Mirada, CA
September 11, 2000                                  EXHIBIT F - Page 4 of 4              [ALADDIN MANUFACTURING CORP.]
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